UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Dell Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 15, 2018
Dear fellow stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Dell Technologies Inc.’s 2018 Annual Meeting of Stockholders. The meeting will be held virtually on Monday, June 25, 2018, at 1:00 p.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2018, where you will be able to listen to the meeting live, submit questions and vote online.

You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of the proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 2, 2018 and other proxy materials via the internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.

You may visit http://investors.delltechnologies.com to access various web-based reports, executive messages and timely information on Dell Technologies’ global business.

Whether or not you plan to attend the annual meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely,

Michael S. Dell
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Dell Technologies Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Dell Technologies Inc., or Dell Technologies, will be held virtually on Monday, June 25, 2018, at 1:00 p.m., Central Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2018, where you will be able to listen to the meeting live, submit questions and vote online. The meeting is being held for the following purposes:

1.	To elect to the Board of Directors the six director nominees specified in the accompanying proxy statement

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 1, 2019

3.	To approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in the accompanying proxy statement

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
The holders of record of Dell Technologies’ outstanding common stock as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.

We encourage you to access the annual meeting before the start time of 1:00 p.m., Central Time, on June 25, 2018. Please allow ample time for online check-in, which will begin at 12:45 p.m., Central Time, on June 25, 2018.

Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit a proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Dell Technologies’ Annual Report on Form 10-K for the fiscal year ended February 2, 2018, which is our annual report to stockholders for our 2018 fiscal year.

If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (512) 728-7800 or investor_relations@dell.com.

If a bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

By Order of the Board of Directors

Richard J. Rothberg
Secretary
May 15, 2018

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend Dell Technologies’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under New York Stock Exchange rules, if you hold your shares in street name, your bank, brokerage firm or other nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 4 of the accompanying proxy statement.

2018 ANNUAL MEETING OF STOCKHOLDERS
___________________

PROXY STATEMENT
___________________

DELL TECHNOLOGIES INC.
___________________

 PROXY STATEMENT
SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Dell Technologies’ Annual Report on Form 10-K for the fiscal year ended February 2, 2018.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 15, 2018. On or about May 18, 2018, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Dell Technologies,” “we,” “us,” “our” and “Company” in this proxy statement refer to Dell Technologies Inc.

Annual Meeting of Stockholders

● Date:	Monday, June 25, 2018
● Time:	1:00 p.m., Central Time
● Record Date:	April 26, 2018
● Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DVMT2018, where you will be able to listen to the meeting live, submit questions and vote online.
● Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16 digit control number provided on your proxy card or Notice of Internet Availability of Proxy Materials.
Call the number on
your proxy card or
voting instruction
form. You will need
the 16 digit control
number provided on
your proxy card,
voting instruction
form or Notice of
Internet Availability
of Proxy Materials.
Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See instructions in
the section captioned
“Webcast” above
regarding attendance
at the virtual annual
meeting to vote
online. You will need
the 16 digit control
number provided on
your proxy card,
voting instruction
form or Notice of
Internet Availability
of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Meeting Agenda and Voting Recommendations

Agenda Items	Board Recommendation	Page
Election of the director nominees specified in this proxy statement	FOR ALL NOMINEES	13
Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2019	FOR	30
Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	32
Director Nominees (Proposal 1)

The Board of Directors is asking you to vote “FOR” election of each of the director nominees listed below with respect to the shares of Dell Technologies common stock you are entitled to vote. Dell Technologies’ stockholders will vote on the election of directors as follows:

•
The holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors

•	The holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director

•	The holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors
Each director will be elected for a term commencing on the date of that director’s election and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) solely in the case of the Group II director, the occurrence of a Designation Rights Trigger Event (as defined in Annex A) with respect to the Class A common stock and (3) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event (as defined in Annex A) with respect to the Class B common stock.

Each nominee currently serves as a member of the Board of Directors, or the Board. In our fiscal year ended February 2, 2018, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Director Group	Independent	Current Committee Membership
Michael S. Dell	53	2013	II		● Executive (Chair)
Chairman and Chief Executive Officer of Dell Technologies Inc.
David W. Dorman	64	2016	I	✓	● Audit
Founding Partner of Centerview Capital Technology					● Capital Stock (Chair)
Egon Durban	44	2013	III		● Executive
Managing Partner and Managing Director of Silver Lake Partners
William D. Green	64	2016	I	✓	● Audit
Former Chairman of Accenture plc					● Capital Stock
Ellen J. Kullman	62	2016	I	✓	● Audit (Chair)
Former Chair and Chief Executive Officer of E. I. du Pont de Nemours and Company (DuPont)					● Capital Stock
Simon Patterson	45	2013	III
Managing Director of Silver Lake Partners

Independent Registered Public Accounting Firm (Proposal 2)

The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending February 1, 2019. All PwC fees incurred in connection with professional services rendered to Dell Technologies during our fiscal year ended February 2, 2018 and our fiscal year ended February 3, 2017 are summarized under “Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”

Say-on-Pay (Proposal 3)

The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 34. The Board of Directors and the Executive Committee of the Board value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation decisions.

Stockholder Proposals for 2019 Annual Meeting of Stockholders

•	Deadline for stockholder proposals to be included in our 2019 proxy statement: January 15, 2019

•	Deadline for proposed business and nominations for director that will not be included in our 2019 proxy statement: February 25, 2019 – March 27, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on Monday, June 25, 2018:
The accompanying notice of annual meeting of stockholders, proxy statement, form of proxy card and Dell Technologies Annual Report on Form 10-K for the fiscal year ended February 2, 2018 are available electronically on our website at http://investors.delltechnologies.com under the
News & Events – Events & Presentations section and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

The following summary briefly answers some questions you may have regarding these proxy materials and the annual meeting. This summary may not address all questions that could be important to you as a Dell Technologies stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, including the definitions of selected capitalized terms set forth in Annex A to this proxy statement, and the documents referred to in this proxy statement.

Q:	Why am I receiving these materials?

A:
You are receiving these proxy materials in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2018 Annual Meeting of Stockholders, which will take place on Monday, June 25, 2018, at 1:00 p.m., Central Time. As a stockholder as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting, which will be held online.

Q:	What information is contained in these materials?

A:	These materials include

•	our notice of the annual meeting of stockholders;

•	our proxy statement for the annual meeting; and

•
our Annual Report for our fiscal year ended February 2, 2018, or Fiscal 2018, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card or voting instruction form.

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of the Company’s most highly paid executive officers and its directors, and other required information.

Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or mail, and how to vote online at the annual meeting.

Q:	Why did some stockholders not receive a Notice in the mail?

A:
Some Dell Technologies stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice.

In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I access the proxy materials or request a paper or electronic copy of the materials if I received a Notice?

A:
The Notice you received from Dell Technologies or your bank, brokerage firm or other nominee provides instructions regarding how to view Dell Technologies’ proxy materials for the annual meeting online. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16 digit control number contained in your Notice. The proxy statement and Dell Technologies’ Annual Report on Form 10-K for Fiscal 2018, which is our annual report to stockholders for the fiscal year, are also available electronically on our website at http://investors.delltechnologies.com under the News & Events – Events & Presentations section.

A paper or e-mail copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.

Q:	What proposals will be voted on at the annual meeting?

A:	Stockholders will vote on three proposals at the annual meeting:

•	Proposal 1 - To elect to the Board of Directors the six director nominees specified in this proxy statement

•	Proposal 2 - To ratify the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 1, 2019

•	Proposal 3 - To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis (Say-on-Pay)

The holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors; the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director; and the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors.

Q:	How does the Board of Directors recommend that I vote on these proposals?

A:	The Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1

•	“FOR” the ratification of the appointment of PwC as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 1, 2019, as described in Proposal 2

•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3

Q:	Who is entitled to vote at the annual meeting?

A:
Holders of record of our Class A common stock, Class B common stock, Class C common stock and Class V common stock as of the close of business on April 26, 2018, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at One Dell Way, Round Rock, Texas 78682. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/DVMT2018 and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice.

Q:	What constitutes a quorum for the annual meeting?

A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of record of issued and outstanding shares of Dell Technologies’ common stock representing a majority of the voting power of all issued and outstanding shares of common stock entitled to vote at the meeting, present or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

However, where a separate vote by a class is required with respect to any matter, the holders of the outstanding shares of that class representing a majority of the voting power of all outstanding shares of that class, present or represented by proxy, will constitute a quorum entitled to take action with respect to the vote on that matter. As discussed in this proxy statement, with respect to Proposal 1, a separate vote by the holders of the outstanding shares of Class A common stock is required for the election of the Group II director and a separate vote by the holders of the outstanding shares of Class B common stock is required for the election of the Group III directors.

Q:	How many shares may be voted at the annual meeting?

A:	Dell Technologies has issued and outstanding shares of four classes of its authorized common stock:

•	Class A common stock

•	Class B common stock

•	Class C common stock

•	Class V common stock

As of the record date for the annual meeting, an aggregate of 767,983,446 shares of Dell Technologies common stock are outstanding and entitled to vote at the meeting, of which 409,538,423 shares are shares of Class A common stock, 136,986,858 shares are shares of Class B common stock, 22,103,215 shares are shares of Class C common stock and 199,354,950 shares are shares of Class V common stock.

Our Class V common stock is listed on the New York Stock Exchange, or the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. No other class of our common stock is listed on the NYSE or registered under the Exchange Act.

Q:	What shares may I vote and what are the voting rights of the holders of Dell Technologies’ common stock?

A:	You may vote all of the shares of Dell Technologies’ common stock owned by you as of the close of business on the record date.

•	Each share of Class A common stock is entitled to ten votes per share.

•	Each share of Class B common stock is entitled to ten votes per share.

•	Each share of Class C common stock is entitled to one vote per share.

•	Each share of Class V common stock is entitled to one vote per share.

Stockholders are not entitled to cumulate their votes in the election of directors.

At the annual meeting:

•
The holders of the outstanding shares of all outstanding classes of our common stock (including holders of Class V common stock), voting as a single class, will vote (a) on the election of the three Group I directors and (b) on approval of Proposals 2 and 3

•	The holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director

•	The holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?

A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Dell Technologies common stock depends on how you hold your shares:

•
Stockholder of Record: If you hold shares directly in your name on records maintained by Dell Technologies’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by Dell Technologies, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial Owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	May I attend the annual meeting? What do I need in order to attend the meeting?

A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/DVMT2018. To access the annual meeting, you will need the 16 digit control number included on your Notice, on your proxy card or on your voting instruction form.

We encourage you to access the meeting before the start time of 1:00 p.m., Central Time, on June 25, 2018. Please allow ample time for online check-in, which will begin at 12:45 p.m., Central Time, on June 25, 2018.

Q:	Why is the annual meeting a virtual, online meeting?

A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	How may I vote my shares at the virtual annual meeting?

A:
If you hold shares of Dell Technologies common stock as the stockholder of record or, if you have a valid proxy from the record holder to vote the shares, in street name as a beneficial owner, you have the right to vote those shares at the virtual annual meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/DVMT2018 in order to vote or submit questions during the meeting.

Even if you plan to attend the virtual annual meeting, you should submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:	How may I vote my shares without attending the annual meeting?

A:	Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions before the annual meeting by the method or methods below:

•
For stockholders who received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided on the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16 digit control number provided on the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions on the Notice or on the proxy voting website.

•
For stockholders who received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16 digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
For stockholders who received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16 digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on Sunday, June 24, 2018.

If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Dell Technologies requesting that your prior proxy be revoked (see instructions below).

•	Stockholders of Record: If you are a stockholder of record, you may revoke a proxy by:

•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

•	submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time (10:59 p.m., Central Time), on June 24, 2018;

•	providing written notice of your revocation to Dell Technologies’ Corporate Secretary at Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary; or

•	voting your shares online at the annual meeting.

Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

•	Beneficial Owners: If you are a beneficial owner of shares held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form; or

•	voting your shares online at the annual meeting.

Q:	How do I elect to receive future proxy materials electronically?

A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Dell Technologies proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of Record: If you submit a proxy to Dell Technologies but do not indicate any voting instructions, your shares will be voted as follows:

•	“FOR” the election of each director nominee specified in Proposal 1 on which you are entitled to vote

•	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)

•	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)

If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.

•
Beneficial Owners: A bank, brokerage firm or other nominee that holds shares for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered to be “routine” in nature. The ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 1, 2019 in Proposal 2 is the only proposal to be acted on at the annual meeting that would be considered routine. Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote shares it holds for a beneficial owner on any proposals that are considered “non-routine,” which for the annual meeting is Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

Consequently, if you hold your shares of Dell Technologies common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors) or Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1 and 3) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement), you must instruct your bank, brokerage firm or other nominee how to vote your shares.

Q:	What vote is required to approve each of the proposals?

A:	The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented by proxy at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors constituting each director group*	No

Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	Yes

Proposal 3: Advisory vote to approve named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal	No
___________________

*
The holders of outstanding shares of all outstanding classes of Dell Technologies’ common stock (including holders of Class V common stock), voting as a single class, will vote on the election of the three Group I directors; the holders of the outstanding shares of Class A common stock, voting as a separate class, will vote on the election of the Group II director; and the holders of the outstanding shares of Class B common stock, voting as a separate class, will vote on the election of the two Group III directors.

Q:	What effect do abstentions and “broker non-votes” have on the proposals?

A:
If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. In regard to the effect of each on the outcome of each proposal:

•
Abstentions: Abstentions will have no effect on the outcome of the vote for Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm) and Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement).

•
Broker non-votes: Broker non-votes will have no effect on the outcome of the vote for Proposal 1 or 3. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Dell Technologies common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered routine. However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on Proposal 2, your shares will constitute broker non-votes with respect to Proposal 1 or 3, as applicable, because these are non-routine proposals.

Q:	How will the voting power of shares held by our principal stockholders affect approval of the proposals being voted on at the annual meeting?

A:
As of the record date for the annual meeting, Michael S. Dell and a separate property trust for the benefit of Mr. Dell’s wife (referred to as the MD stockholders) beneficially owned, in aggregate, approximately 49% of the outstanding shares of our common stock, representing approximately 66% of the total voting power of the outstanding shares of all outstanding classes of common stock. As of the record date for the annual meeting, certain investment funds affiliated with Silver Lake Partners (referred to as the SLP stockholders) beneficially owned, in aggregate, approximately 18% of the outstanding shares of our common stock, including all of the Class B common stock, representing approximately 24% of the total voting power of the outstanding shares of all outstanding classes of common stock. As indicated above, each share of Class A common stock is entitled to ten votes per share and each share of Class B common stock is entitled to ten votes per share.

By reason of their ownership of Class A common stock representing a majority of the total voting power represented by all of the outstanding shares of the Class A common stock, the Class B common stock, the Class C common stock and the Class V common stock, the MD stockholders have the ability to approve any matter submitted to the vote of all of the outstanding shares of our common stock, voting together as a single class. As a result, the MD stockholders have the ability:

•	to elect all of the Group I directors, who have an aggregate of 3 of the 13 total votes on the Board of Directors; and

•	to determine the outcome of Proposals 2 and 3.

In addition:

•
by reason of their ownership of a majority of the Class A common stock, the MD stockholders have the ability to elect the Group II director, who has an aggregate of 7 of the 13 total votes on the Board of Directors; and

•
by reason of their ownership of all of the Class B common stock, the SLP stockholders have the ability to elect all of the Group III directors, who have an aggregate of 3 of the 13 total votes on the Board of Directors.

Q:	What happens if additional matters are presented at the annual meeting?

A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than matters and proposals described in this proxy statement, as of the date of this proxy statement, the Company has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?

A:	Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of election for the annual meeting.

Q:	Where can I find the voting results of the annual meeting?

A:
Dell Technologies will report the voting results by filing a current report on Form 8-K with the SEC within four business days following the date of the annual meeting. If the final voting results are not known when Dell Technologies files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
Dell Technologies will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Dell Technologies or its subsidiaries, without additional compensation. Dell Technologies will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Dell Technologies’ Annual Report on Form 10-K available electronically?

A:
Yes. Copies of the proxy materials for the annual meeting and Dell Technologies’ Annual Report on Form 10-K for Fiscal 2018 are available without exhibits at http://investors.delltechnologies.com under the News & Events – Events & Presentations section, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Dell Technologies’ proxy materials for the 2019 Annual Meeting of Stockholders or for consideration at the 2019 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Dell Technologies’ proxy materials for the 2019 Annual Meeting of Stockholders or for consideration at the 2019 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of the applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What is “householding” and how does it affect me?

A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Dell Technologies’ principal executive offices?

A:	The mailing address of Dell Technologies’ principal executive offices is One Dell Way, Round Rock, Texas 78682.

Q:	Who can help answer my other questions or help me if I need other assistance?

A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the proxy card, please contact Investor Relations at investor_relations@dell.com.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

PROPOSAL 1 - ELECTION OF DIRECTORS

The stockholders are being asked to vote for the election of David W. Dorman, William D. Green, Ellen J. Kullman, Michael S. Dell, Egon Durban and Simon Patterson to the Board of Directors. Each of the nominees is currently serving as a director.

Director Groups

Our Board of Directors is currently composed of six members. Under the Dell Technologies certificate of incorporation and the Dell Technologies’ Sponsor Stockholders Agreement (as defined in Annex A), our Board of Directors consists of three groups called the Group I directors, the Group II directors and the Group III directors. There are currently three Group I directors, one Group II director and two Group III directors, consisting of the following directors:

•	David W. Dorman, William D. Green and Ellen J. Kullman are the Group I directors.

•	Michael S. Dell is the sole Group II director.

•	Egon Durban and Simon Patterson are the Group III directors.

The rights of Dell Technologies’ stockholders to elect the directors constituting each group, the terms of the members of each group, and the voting power of the members of each group are described below.

Stockholder Rights to Elect Directors - Dell Technologies’ stockholders are entitled to elect, remove and fill vacancies in respect of members of the Board of Directors as follows:

•
Group I Directors. The holders of Dell Technologies common stock (other than the holders of any Class D common stock that may be issued in the future), voting together as a single class, are entitled to elect, vote to remove or fill any vacancy in respect of any Group I director.

The total number of Group I directors may be increased (to no more than seven) or decreased (to no fewer than three) by action of the Board of Directors that includes the affirmative vote of (1) a majority of the members of the Board then in office, (2) a majority of the Group II directors and (3) a majority of the Group III directors. Any newly created directorship on the Board with respect to the Group I directors that results from an increase in the number of Group I directors may be filled by the affirmative vote of a majority of the members of the Board then in office, so long as a quorum is present, and any other vacancy occurring on the Board with respect to the Group I directors may be filled by the affirmative vote of a majority of the members of the Board then in office, even if less than a quorum, or by a sole remaining director. The holders of a majority of the Dell Technologies common stock (other than the Class D common stock), voting together as a single class, are entitled to remove any Group I director with or without cause at any time. In the event that the Board consists of a number of directors entitled to an aggregate amount of votes that is fewer than seven votes, the number of Group I directors will automatically be increased to such number as is necessary to ensure that the voting power of the Board is equal to an aggregate of seven votes (assuming, for each such calculation, full attendance by each director).

•
Group II Directors. Until a Designation Rights Trigger Event (as defined in Annex A) has occurred with respect to the Class A common stock, the holders of Class A common stock (and no other class of common stock) have the right, voting separately as a class, to elect up to three Group II directors, and, voting separately as a class, are solely entitled to elect, vote to remove without cause or fill any vacancy in respect of any Group II director.

Upon the occurrence of a Designation Rights Trigger Event with respect to the Class A common stock, the rights of the Class A common stock described above will immediately terminate and no right to elect Group II directors will thereafter attach to the Class A common stock. The total number of Group II directors may be increased (to no more than three) by action of the Group II directors or by vote of the holders of Class A common stock, voting separately as a class, or decreased (to no less than one) by vote of the holders of Class A common stock, voting separately as a class. In the case of any vacancy or newly created directorship occurring with respect to the Group II directors, such vacancy or newly created directorship may be filled only by the vote of the holders of the outstanding Class A common stock, voting separately as a class. The holders of Class A common stock, voting separately as a class, are entitled to remove any Group II director with or without cause at any time.

•
Group III Directors. Until a Designation Rights Trigger Event (as defined in Annex A) has occurred with respect to the Class B common stock, the holders of Class B common stock (and no other class of common stock) have the right, voting separately as a class, to elect the Group III directors, and, voting separately as a class, are solely entitled to elect, vote to remove without cause or fill any vacancy in respect of any Group III director.

Upon the occurrence of a Designation Rights Trigger Event with respect to the Class B common stock, the rights of the Class B common stock described above will immediately terminate and no right to elect Group III directors will thereafter attach to the Class B common stock. The total number of Group III directors may be increased (to no more than three) by action of the Group III directors or by vote of the holders of Class B common stock, voting separately as a class, or decreased (to no less than one) by vote of the holders of Class B common stock, voting separately as a class. In the case of any vacancy or newly created directorship occurring with respect to the Group III directors, such vacancy or newly created directorship may be filled only by the vote of the holders of the outstanding Class B common stock, voting separately as a class. The holders of Class B common stock, voting separately as a class, are entitled to remove any Group III director with or without cause at any time.

Under the Sponsor Stockholders Agreement, the MD stockholders and the SLP stockholders have agreed to vote their shares in favor of the Group I director nominees they jointly designate.

Terms of Directors - Elections of the members of the Board of Directors will be held annually at the annual meeting of Dell Technologies stockholders and each director will be elected for a term commencing on the date of that director’s election and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) solely in the case of the Group II directors, the occurrence of a Designation Rights Trigger Event with respect to the Class A common stock, and (3) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event with respect to the Class B common stock.

Voting Power of Directors - Under the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreement, the directors constituting each group are currently entitled to the following number of votes while serving on the Board of Directors:

•	Each Group I director is entitled to cast one vote

•
Each Group II director is entitled to cast the number of votes (or a fraction thereof) which is equal to the quotient obtained by dividing (1) the Aggregate Group II Director Votes (as defined in Annex A), which currently equals seven, by (2) the number of Group II directors then in office

•
Each Group III director is entitled to cast the number of votes (or a fraction thereof) which is equal to the quotient obtained by dividing (1) the Aggregate Group III Director Votes (as defined in Annex A), which currently equals three, by (2) the number of Group III directors then in office

In accordance with the Dell Technologies certificate of incorporation, as the sole Group II director, Mr. Dell is entitled to cast a majority of the votes of the whole Board of Directors and therefore is able to approve any matter submitted to a vote of the Board, other than those matters that also require the approval of either the Capital Stock Committee or the Audit Committee, and other than matters for which the approval of other groups is specified in the Dell Technologies certificate of incorporation or the Dell Technologies bylaws.

The following table summarizes certain features relating to the election, number and voting power of members of the Board of Directors:

	Stockholders Entitled to Vote in Election of Each Director Group
Director Group	Class of Common Stock	% of Total Votes for Each Group Entitled to be Cast by Class	Number of Directors Constituting Director Group	Total Number of Votes Entitled to be Cast by Director Group	% of Board Votes Entitled to be Cast by Director Group
Group I	Class A	72%	Three (Messrs. Dorman and Green and Mrs. Kullman)	Three (one per Group I director)	23%
Group I	Class B	24%
Group I	Class C	*
Group I	Class V	4%

Group II	Class A	100%	One (Mr. Dell)	Seven (regardless of the number of Group II directors)	54%

Group III	Class B	100%	Two (Messrs. Durban and Patterson)	Three (regardless of the number of Group III directors)	23%
_________

*	Less than 1%.

Director Nominees

The Board of Directors has nominated the six individuals currently serving as directors for election at the annual meeting. Each nominee has consented to serve as a nominee, to serve as a director if elected, and to be named as a nominee in this proxy statement. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of common stock for which they have received validly executed proxies for any substitute nominee proposed by the Board of Directors (unless the Board chooses to reduce the number of authorized directors in accordance with, and subject to the terms of, the Dell Technologies certificate of incorporation).

Biographical and qualification information about each of the nominees is included under “– Director Qualifications and Information.” The Board’s recommendation of its director nominees is based on the terms of the Dell Technologies certificate of incorporation and the Sponsor Stockholders Agreement and on the Board’s carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Dell Technologies’ strategy and operations, make them suitable candidates to serve on the Board.

The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for director.

Director Qualifications and Information

Director Qualifications - The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of Dell Technologies’ stockholders. The following are qualifications, experience and skills for Board members which are important to Dell Technologies’ business and its future:

•
Leadership Experience - Dell Technologies seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing Dell Technologies’ current and future leaders. The relevant leadership experience Dell Technologies seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

•
Finance Experience - Dell Technologies believes that all directors should possess an understanding of finance and related corporate reporting processes. Dell Technologies also seeks directors who qualify as an “audit committee financial expert,” as defined in the SEC’s rules, for service on the Audit Committee.

•
Industry Experience - Dell Technologies seeks directors who have relevant industry experience. Dell Technologies values experience in areas in which Dell Technologies places strategic importance, including new or expanding businesses, customer segments or geographies, organic and inorganic growth strategies, and existing and new technologies; deep or unique understanding of Dell Technologies’ business environments; and experience with, exposure to, or reputation among a broad subset of Dell Technologies’ customer base.

•	International Experience - Dell Technologies seeks directors who have experience attained through key leadership or management roles in a global business or responsibility for non-U.S. operations.

•
Diversity of Background - Although the Board of Directors has not established any formal diversity policy to be used to identify director nominees, it recognizes that a current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. When assessing a candidate’s background and experience, the Board of Directors takes into consideration a broad range of relevant factors, including a candidate’s gender and ethnic and geographic backgrounds.

Director Matrix - The Board of Directors selects, evaluates and nominates qualified candidates for election or appointment to the Board. The matrix below shows how the director nominees contribute the various skills, experiences and perspectives the Board of Directors considers important.

	Leadership			Financial		International
Name	Technology Industry	Chief Executive Officer Experience	Public Company Board Experience	Financial Literacy	Audit Committee Financial Expert	Global Mindset, Emerging Markets, Operational Experience	Gender
Michael S. Dell	X	X	X	X		X
David W. Dorman	X	X	X	X	X	X
Egon Durban	X		X	X		X
William D. Green	X	X	X	X	X	X
Ellen J. Kullman	X	X	X	X	X	X	X
Simon Patterson	X		X	X		X

Set forth below is biographical information, as of May 1, 2018, about the persons whom the Board of Directors has nominated for election at the annual meeting, and the qualifications, experience and skills the Board considered in determining that each person should serve as a director:

Michael S. Dell Group II Director Age: 53 Director since October 2013 Board committees: ● Executive (Chair)
Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies. Mr. Dell served as Chief Executive Officer of Dell Inc., a wholly-owned subsidiary of Dell Technologies, from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He serves as a member of the Technology CEO Council and is a member of the U.S. Business Council and the Business Roundtable. He also serves on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, Inc., a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship. Mr. Dell is also Chairman of the Board of VMware, Inc., a cloud infrastructure and digital workspace technology company, Non-Executive Chairman of SecureWorks Corp., a global provider of intelligence-driven information security solutions, and a director of Pivotal Software, Inc., which provides a leading cloud‑native platform. VMware, Inc., SecureWorks Corp. and Pivotal Software, Inc. are public majority-owned subsidiaries of Dell Technologies. See “– Settlement of SEC Proceeding with Mr. Dell” below for information about legal proceedings to which Mr. Dell has been a party.

The Board selected Mr. Dell to serve as a director because of his leadership experience as founder of Dell Inc. and Chairman and Chief Executive Officer of Dell Technologies and his deep technology industry experience.

David W. Dorman Group I Director Age: 64 Director since September 2016 Board committees: ● Capital Stock (Chair) ● Audit
Mr. Dorman has been a Founding Partner of Centerview Capital Technology, or Centerview, a private investment firm, since July 2013. Before his association with Centerview, Mr. Dorman served as a Senior Advisor and Managing Director to Warburg Pincus LLC, a global private equity firm, from October 2006 through April 2008, and in a number of positions with AT&T Corp., or AT&T, a global telecommunications company, from 2000 to 2006. Mr. Dorman joined AT&T as President in December 2000 and was named Chairman and Chief Executive Officer in November 2002, a position he held until November 2005, and served as President and a director of AT&T from November 2005 to January 2006. Before his appointment as President of AT&T, Mr. Dorman served as Chief Executive Officer of Concert Communications Services, a global venture created by AT&T and British Telecommunications plc, from 1999 to 2000, as Chief Executive Officer of PointCast Inc., a web-based media company, from 1997 to 1999 and as Chief Executive Officer and Chairman of Pacific Bell Telephone Company from 1994 to 1997. Mr. Dorman has served as Non-Executive Chairman of the Board of CVS Health Corporation (formerly known as CVS Caremark Corporation), a pharmacy healthcare provider, since May 2011, and as a director of CVS Health Corporation since March 2006. He also serves as a director of PayPal Holdings, Inc., an online payments system operator. Mr. Dorman became a board member of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, in July 2006, served as Non-Executive Chairman of the Board of that company from May 2008 to May 2011, and served as its Lead Director until his retirement from his board position in May 2015. He served as a director of SecureWorks Corp., a public majority-owned subsidiary of Dell Technologies and global provider of intelligence-driven information security solutions, from April 2016 to July 2016, and a director of eBay Inc., an e-commerce company, from May 2014 until July 2015, when he joined the board of directors of PayPal Holdings Inc. upon its separation from eBay Inc. Mr. Dorman was a board member of Yum! Brands, Inc., a fast food restaurant company, until May 2017. Mr. Dorman is also currently a member of the board of trustees of the Georgia Tech Foundation.

The Board selected Mr. Dorman to serve as a director because of his expertise in management, finance and strategic planning gained through his experience as a principal and founder of Centerview and as Chief Executive Officer of AT&T, and because of his extensive public company board and committee experience.

Egon Durban Group III Director Age: 44 Director since October 2013 Board committees: ● Executive
Mr. Durban has been a member of the board of directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Durban is a Managing Partner and Managing Director of Silver Lake Partners, or Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He has previously worked in the firm’s New York office, as well as the London office, which he launched and managed from 2005 to 2010. Mr. Durban serves on the boards of directors of Motorola Solutions, Inc., a global provider of communication infrastructure, devices, accessories, software and services, VMware, Inc., a cloud infrastructure and digital workspace technology company, SecureWorks Corp., a global provider of intelligence‑driven information security solutions, and Pivotal Software, Inc., which provides a leading cloud‑native platform. VMware, Inc., SecureWorks Corp. and Pivotal Software, Inc. are public majority-owned subsidiaries of Dell Technologies. Previously, Mr. Durban served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions, from 2011 to 2016, and of NXP Semiconductors N.V., a provider of secure connectivity solutions, from 2006 to 2013. Mr. Durban currently serves on the board of directors of Tipping Point, a poverty-fighting organization that identifies and funds leading non-profit programs in the Bay Area to assist individuals and families in need. Before joining Silver Lake, Mr. Durban worked in Morgan Stanley’s investment banking division.

The Board selected Mr. Durban to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

William D. Green Group I Director Age: 64 Director since September 2016 Board committees: ● Audit ● Capital Stock
Mr. Green served as a director of EMC Corporation, or EMC, from July 2013 to August 2016, before EMC was acquired by Dell Technologies, and as EMC’s independent Lead Director from February 2015 to August 2016. He served on the leadership and compensation committee, the audit committee, and the mergers and acquisitions committee of the EMC board of directors. Mr. Green served as Chairman of the Board of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green is Co-Chief Executive Officer and Co-Chairman of GTY Technology Holdings Inc., a special purpose acquisition company. Mr. Green is also a member of the boards of directors of S&P Global Inc. (formerly known as McGraw Hill Financial, Inc.), where he serves on the board’s compensation and leadership development committee and nominating and corporate governance committee, of Pivotal Software, Inc., a public majority‑owned subsidiary of Dell Technologies that provides a leading cloud‑native platform, where he serves on the board’s audit committee and compensation committee, and of Inovalon Holdings, Inc., a company that provides data analytics, intervention and reporting platforms to the healthcare industry, where he serves on the board’s compensation committee, nominating and corporate governance committee and security and compliance committee.

The Board selected Mr. Green to serve as a director because of his leadership and operating experience as the former Chairman and CEO of Accenture, deep understanding of the information technology industry and broad international business expertise.

Ellen J. Kullman Group I Director Age: 62 Director since September 2016 Board committees: ● Audit (Chair) ● Capital Stock
Mrs. Kullman served as Chief Executive Officer of E. I. du Pont de Nemours and Company, or DuPont, a provider of basic materials and innovative products and services for diverse industries, from January 2009 to October 2015 and as Chair of DuPont from December 2009 to October 2015. She served as President of DuPont from October 2008 to December 2008. From June 2006 through September 2008, she served as Executive Vice President of DuPont. Before her service in that position, Mrs. Kullman was Group Vice President-DuPont Safety & Protection. She served as Chair of the US-China Business Council, a member of the US-India CEO Forum and on the executive committee of the Business Council. She is a member of the National Academy of Engineering and co-chaired their Committee on Changing the Conversation: From Research to Action. Mrs. Kullman also serves as a director of United Technologies Corporation, a provider of high-technology products and services to the building systems and aerospace industries, Amgen Inc., a developer and manufacturer of human therapeutics, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management firm. She is a member of the board of trustees of Northwestern University and serves on the board of overseers at Tufts University School of Engineering.

The Board selected Mrs. Kullman to serve as a director because of her leadership and operating experience as the former Chair and CEO of DuPont, her extensive experience with technology and product development, and experience implementing business strategy around the world.

Simon Patterson Group III Director Age: 45 Director since October 2013 No Board committees
Mr. Patterson has been a member of the board of directors of Dell Technologies since the closing of Dell Inc.’s going-private transaction in October 2013. Mr. Patterson is a Managing Director of Silver Lake Partners, a global private equity firm, which he joined in 2005. Mr. Patterson previously worked at Global Freight Exchange Limited, a logistics software company acquired by Descartes Systems Group, the Financial Times, and McKinsey & Company, a global management consulting firm. Mr. Patterson serves on the board of directors of Tesco plc, a multinational grocery and general merchandise retailer. He also serves on the boards of trustees of the Natural History Museum in London and The Royal Foundation of The Duke and Duchess of Cambridge and Prince Harry. Previously, he served on the boards of directors of Intelsat S.A., a provider of integrated satellite solutions and N Brown Group plc, a digital fashion retailer.

The Board selected Mr. Patterson to serve as a director because of his extensive knowledge of and years of experience in finance, technology and global operations.

Settlement of SEC Proceeding with Mr. Dell - On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.’s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC’s complaint, as is consistent with common SEC practice. The SEC’s allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.’s commercial relationship with Intel Corporation before fiscal year 2008. Mr. Dell’s settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell’s settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act of 1933 and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 under the Exchange Act. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell’s continued service as an officer or director of Dell Inc.

Corporate Governance

Corporate Governance Principles - The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of integrity and ethics. In that regard, the Board of Directors has adopted the Dell Technologies Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on our website at http://investors.delltechnologies.com under the Corporate Governance section.

Controlled Company Status - The Class V common stock is listed on the NYSE. As a result, Dell Technologies is subject to governance requirements under the NYSE rules.

Dell Technologies is a “controlled company” under the rules of the NYSE. As a result, it qualifies for exemptions from, and has elected not to comply with, certain corporate governance requirements under NYSE rules, including the requirements that Dell Technologies have a board that is composed of a majority of “independent directors,” as defined under NYSE rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. Even though Dell Technologies is a controlled company, it is required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.

The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Mr. Dell beneficially owns shares of our Class A common stock representing more than 50% of the voting power of our shares of common stock eligible to vote in the election of our directors. If Dell Technologies ceases to be a controlled company and the Class V common stock continues to be listed on the NYSE, Dell Technologies will be required to comply with the director independence requirements of the NYSE relating to the board of directors, a compensation committee and a nominating committee by the date its status changes or within specified transition periods applicable to certain provisions.

Director Independence - The Board of Directors has affirmatively determined that Messrs. Dorman and Green and Mrs. Kullman, constituting three of our six directors, are independent under the NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules. The NYSE rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In accordance with the NYSE rules, when assessing the materiality of a director’s relationship (if any) with the Company, the Board of Directors considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation.

Board Leadership - The Dell Technologies bylaws provide that the Chairman of the Board will preside at all meetings of the Board of Directors at which he is present. The Chief Executive Officer has management responsibility for the business and affairs of the Company. Both the Chairman and Chief Executive Officer positions are currently held by Mr. Dell.

The Board of Directors has determined that its current structure, with combined Chairman and Chief Executive Officer roles and exercise of key Board oversight responsibilities by the independent directors serving on the Audit and Capital Stock Committees, as discussed below, is in the best interests of Dell Technologies and our stockholders. The Board of Directors believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Dell’s in-depth knowledge of Dell Technologies’ business and industry, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of customers. As Chief Executive Officer, Mr. Dell is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the Board’s independent directors.
Our Corporate Governance Principles contain several features which the Company believes will help ensure that the Board of Directors maintains effective and independent oversight of management, including the following:

•
Executive sessions of the independent directors are held at any time requested by a majority of the independent directors and, in any event, are held at least twice during each fiscal year in connection with regularly scheduled Board meetings. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.

•
All members of the Audit Committee and the Capital Stock Committee are independent directors. The chairs of these committees have authority to conduct executive sessions of each committee without management and non-independent directors present.

At each executive session of the independent directors, those directors elect an independent director as presiding director to chair the next executive session.

Board Committees - The Board of Directors has established three standing committees, which consist of the Audit Committee, the Capital Stock Committee and the Executive Committee. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the standing committees. These charters form an integral part of Dell Technologies’ Corporate Governance Principles. A current copy of each charter can be found on Dell Technologies’ website at http://investors.delltechnologies.com under the Corporate Governance section.

The following table shows the current members of the Board of Directors and the committees and director groups to which each director belongs and indicates the directors determined by the Board of Directors to be independent under the NYSE rules and our Corporate Governance Principles.

	Audit Committee	Capital Stock Committee	Executive Committee	Director Group	Independent
Michael S. Dell			Chair	II
David W. Dorman	✓	Chair		I	✓
Egon Durban			✓	III
William D. Green	✓	✓		I	✓
Ellen J. Kullman	Chair	✓		I	✓
Simon Patterson				III

Descriptions of the primary responsibilities of each committee are set forth below.

Audit Committee

The Audit Committee has three members and is composed entirely of members of the Board of Directors who satisfy the standards of independence established for independent directors under the NYSE rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board of Directors. Under the Sponsor Stockholders Agreement, the membership of the Audit Committee is required to consist solely of no fewer than three directors that are qualified as independent directors as described above. The Board of Directors has determined that each member of the Audit Committee meets the “financial literacy” requirement for Audit Committee members under the NYSE rules and that each member is an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee’s primary responsibilities include, among other matters:

•	appointing, retaining, compensating and overseeing a qualified firm to serve as the independent registered public accounting firm to audit Dell Technologies’ financial statements;

•	assessing the independence and performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit and Dell Technologies’ interim and year-end operating results with the independent registered public accounting firm and management;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing Dell Technologies’ policies on risk assessment and risk management;

•	reviewing and, if appropriate, approving or ratifying transactions with related persons;

•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes the accounting firm’s internal quality control procedures, any material issues raised by those procedures or other review or inspection, and any steps taken to deal with those issues; and

•
pre-approving all audit and all permissible non-audit services, other than de minimis non-audit services in accordance with SEC rules, to be performed by the independent registered public accounting firm.

In conjunction with the mandatory rotation of the audit firm’s lead engagement partner or partner responsible for reviewing the audit, the Audit Committee and its chair are directly involved in the selection of the independent registered public accounting firm’s new lead engagement partner.

Capital Stock Committee

Under the Dell Technologies bylaws, the Capital Stock Committee must consist of a majority of directors determined by the Board of Directors to satisfy the independence requirements under NYSE rules for audit committee service. The Capital Stock Committee currently consists solely of directors who satisfy these independence requirements.

The Capital Stock Committee has been granted powers, authority and responsibilities by the Board of Directors in connection with the adoption of general policies governing the relationship between business groups or otherwise, including with respect to, among other matters: (1) the business and financial relationships between the DHI Group (as defined in Annex A) or any business or subsidiary allocated to the DHI Group, on the one hand, and the Class V Group (as defined in Annex A) or any business or subsidiary allocated to the Class V Group, on the other hand; and (2) any matters arising in connection with the foregoing relationships. The grant of such powers, authority and responsibilities has been made pursuant to the Dell Technologies bylaws and the Tracking Stock Policy governing the Class V common stock.

Without the approval of the Capital Stock Committee, the Board of Directors may not approve:

•
any investment made by or attributed to the Class V Group, including any investment of any dividends received on the common stock of VMware, Inc. attributed to the Class V Group, other than (1) investments made by VMware, Inc. or (2) any reallocation related to the Retained Interest Dividend Amount (as defined in Annex A) or Retained Interest Redemption Amount (as defined in Annex A);

•	any allocation of any acquired assets, businesses or liabilities to the Class V Group;

•
any allocation or reallocation of any assets, businesses or liabilities from one group to the other (other than a pledge of any assets of one group to secure obligations of the other, or any foreclosure on the assets subject to such a pledge); or

•
any resolution, or the submission to the Dell Technologies stockholders of any resolution, setting forth an amendment to the Dell Technologies certificate of incorporation to increase the number of authorized shares of Class V common stock or any series thereof at any time when the common stock of VMware, Inc. is publicly traded and VMware, Inc. is required to file reports under Sections 13 and 15(d) of the Exchange Act.

Any determination by the Board of Directors to amend, modify or rescind such general policies may become effective only with the approval of the Capital Stock Committee.

For so long as any shares of Class V common stock remain outstanding, the provisions of the Dell Technologies bylaws creating the Capital Stock Committee may not be amended or repealed (1) by the Dell Technologies stockholders unless such action has received the affirmative vote of the holders of record (other than shares held by Dell Technologies’ affiliates), as of the record date for the meeting at which such vote is taken, of (a) Class V common stock representing a majority of the aggregate voting power (other than shares held by the Dell Technologies’ affiliates) of Class V common stock present, in person or by proxy, at such meeting and entitled to vote thereon, voting together as a separate class, and (b) common stock representing a majority of the aggregate voting power of the Dell Technologies common stock present, in person or by proxy, at such meeting and entitled to vote thereon or (2) by any action of the Board of Directors.

A copy of the Tracking Stock Policy governing the Class V common stock is available on our website at http://investors.delltechnologies.com under the Tracking Stock Information section.

Executive Committee

Under the Sponsor Stockholders Agreement, the Executive Committee must consist solely of Group II directors and Group III directors and, until a Designation Rights Trigger Event has occurred with respect to the Class A common stock or the Class B common stock, as applicable, must include at least one Group II director and at least one Group III director. The voting power of the Group II directors and the Group III directors on the Executive Committee is proportionate to their respective voting power on the Board of Directors, as described above. The Executive Committee is responsible for, among other matters:

•	providing our executive officers with advice and input regarding the operations and management of our business; and

•	considering and making recommendations to the Board of Directors regarding Dell Technologies’ business strategy.

The Executive Committee has been delegated the power and authority of the Board of Directors over the following matters to the fullest extent permitted under Delaware law:

•	review and approval of acquisitions and dispositions by Dell Technologies and its subsidiaries, excluding dispositions of shares of Class V common stock or VMware, Inc. common stock;

•	review and approval of the annual budget and business plan of Dell Technologies and its subsidiaries;

•	the incurrence of indebtedness by Dell Technologies and its subsidiaries, to the extent that the incurrence requires approval of the Board of Directors;

•
the entering into of material commercial agreements, joint ventures and strategic alliances by Dell Technologies and its subsidiaries, to the extent the action requires approval by the Board of Directors;

•
acting as the compensation committee of the Board of Directors, including (1) reviewing and approving the compensation policy for Dell Technologies’ senior executives and directors and approving (or making recommendations to the full Board of Directors to approve) cash and equity compensation for Dell Technologies’ senior executives and directors, (2) the appointment and removal of senior executives of Dell Technologies and its subsidiaries, (3) reviewing and approving recommendations regarding aggregate salary and bonus budgets and guidelines for other employees and (4) acting as administrator of Dell Technologies’ equity and cash compensation plans;

•	the adoption of employee benefit plans by Dell Technologies and its subsidiaries, to the extent that the action requires approval of the Board of Directors;

•	the redemption or repurchase by Dell Technologies of DHI Group common stock (as defined in Annex A);

•	the commencement and settlement by Dell Technologies and its subsidiaries of material litigation, to the extent that the action requires approval of the Board of Directors; and

•	any other matters that may be delegated by the Board of Directors to the Executive Committee.

For a discussion of the process by which the Executive Committee evaluates and determines executive officer compensation, see “Compensation Discussion and Analysis – Executive Compensation – Process for Evaluating and Determining Executive Officer Compensation.”

Compensation Committee Interlocks and Insider Participation - The Executive Committee, which is composed of Messrs. Dell and Durban, acts as the compensation committee of the Board. Mr. Dell is our Chief Executive Officer. None of Dell Technologies’ executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of Dell Technologies’ Board of Directors or the Executive Committee during Fiscal 2018. For information concerning transactions among each of Messrs. Dell and Durban and related persons, on the one hand, and Dell Technologies and its subsidiaries, on the other hand, see “Additional Information – Certain Relationships and Related Transactions.”

Board Risk Oversight - The Board of Directors oversees and maintains Dell Technologies’ governance and compliance processes and procedures to promote the conduct of Dell Technologies’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. As part of its oversight responsibility, the Board is responsible for the oversight of risks facing the Company and seeks to provide guidance with respect to the management and mitigation of those risks. An analysis of strategic and operational risks is presented to the Board in reports submitted by the Chief Executive Officer, the Chief Financial Officer and the General Counsel, as well as by other members of Dell Technologies’ senior management who regularly appear before the Board to provide detailed overviews of the businesses they oversee. Directors have complete and open access to all Dell Technologies employees and are free to communicate, and do communicate, directly with management.

The Board of Directors delegates oversight of the following specific areas of risk to its committees:

•
The Audit Committee is responsible for the oversight of risk policies and processes relating to Dell Technologies’ financial statements and financial reporting processes. The Audit Committee reviews and discusses with management, the independent registered public accounting firm and the Vice President of Corporate Audit significant risks and exposures to Dell Technologies and the steps management has taken or plans to take to minimize or manage these risks. The Audit Committee also is responsible for discussing policies and guidelines governing compliance risk assessment and management and for reviewing and assessing with management Dell Technologies’ major information technology risk exposures (including cybersecurity risk exposures) and risk monitoring and mitigation measures. The Audit Committee meets in executive session with each of the Chief Financial Officer, the Chief Accounting Officer, the Vice President of Corporate Audit, the Vice President for Ethics and Compliance and Dell Technologies’ independent registered public accounting firm at each regular meeting of the Audit Committee.

•
The Executive Committee, which acts as the Board’s compensation committee, monitors the risks associated with succession planning and development as well as compensation plans and arrangements and, in this role, evaluates the effect Dell Technologies’ compensation arrangements may have on risk decisions.

Each of the committee chairs reports to the full Board of Directors at its regular meetings concerning the activities of the committee, the significant issues it has discussed, and the actions taken by the committee.

Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Dell Technologies seeks to maintain an effective internal control environment and has processes to identify and manage risk, including an Executive Risk Steering Committee, which is a committee composed of members of management. This committee exercises oversight of the various risk assessment and monitoring and controls processes across the Company, which include an annual risk assessment process that supports the annual internal audit plan. Dell Technologies also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers, an Accounting Code of Conduct, an ethics and compliance program, a comprehensive internal audit process, and approved quality standards.

Meetings and Attendance - In Fiscal 2018, the full Board of Directors met four times and the Audit Committee met eight times. The Capital Stock Committee and the Executive Committee did not meet during Fiscal 2018, instead acting by unanimous written consent. In Fiscal 2018, each member of the Board of Directors attended at least 75% of the total number of meetings of the Board and each Board committee held during the period in which such member served as a director of Dell Technologies or as a member of such committee.

Dell Technologies does not have a policy on director attendance at annual meetings of stockholders. Each member of the Board of Directors attended last year’s annual meeting held on June 26, 2017.

Communications with Directors - Any interested person (whether or not a Dell Technologies stockholder) may send communications to the Board of Directors as a whole, the independent directors as a group, any Board committee, or any individual member of the Board. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section.

In addition, any person who has a concern about the Dell Technologies’ conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the Audit Committee (through the committee chair). These communications may be made on a confidential and anonymous basis, and may be e-mailed, submitted in writing or reported by phone to the Company’s Global Ethics and Compliance office. Any person who wishes to send this type of communication may obtain the appropriate contact information at http://investors.delltechnologies.com under the Corporate Governance section. All of these concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance office in the same manner in which such concerns are addressed by the Company’s management.

The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits any employee from retaliating or taking any adverse action against any other employee or other person for raising in good faith, or helping to resolve, an integrity concern.

Director Compensation

Our Board of Directors has adopted a compensation program for our independent directors that we believe will enable us to attract and retain qualified directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further the alignment of their interests with the interests of our stockholders. Our compensation program for independent directors includes the following elements:

•	an annual cash retainer with a value of $75,000, all or a portion of which the director may elect to receive in the form of deferred stock units;

•
an annual equity retainer with a value of $225,000 payable (a) 25% in options to purchase shares of Class C common stock, (b) 25% in options to purchase shares of Class V common stock, (c) 25% in restricted stock units that settle in shares of Class C common stock and (d) 25% in restricted stock units that settle in shares of Class V common stock, all or a portion of which restricted stock units the director may elect to receive in the form of deferred stock units;

•
an additional annual cash retainer with a value of $25,000 for service as chair of the Audit Committee or Capital Stock Committee, all or a portion of which the director may elect to receive in the form of deferred stock units; and

•
an initial equity retainer with a value of $1,000,000 upon the director’s initial election or appointment to the Board, payable 50% in options to purchase shares of Class C common stock and 50% in options to purchase shares of Class V common stock.

Upon any election by an independent director to receive the annual cash retainer or annual committee chair retainer in the form of deferred stock units, the deferred stock units issued in accordance with the election will be allocated equally between units that settle in shares of Class C common stock and units that settle in shares of Class V common stock.

We believe that granting to each independent director the initial equity retainer described above will, among other objectives, provide those directors with an equity interest in the Company that will enhance the alignment of their interests with those of our stockholders.

An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded a pro-rated portion of each applicable annual retainer.

All of the equity-based awards are granted under the Dell Technologies Inc. 2013 Stock Incentive Plan. Each equity-based award will vest in full on the first anniversary of the grant date, except that (1) the initial equity retainer awards will vest annually in equal installments over four years from the grant date and (2) deferred stock units will settle in shares of Class C common stock or Class V common stock, as applicable, on the earlier of the termination of the applicable director’s Board service for any reason or a change in control of Dell Technologies. The vesting of unvested equity-based awards will be accelerated upon the director’s death or disability, the termination of the director’s service without cause and a change in control of Dell Technologies. The shares of Class C common stock received in the settlement of the restricted stock units and stock options exercisable for Class C common stock are subject to the terms and conditions of a management stockholders agreement.

We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.

We also provide our independent directors with liability insurance coverage for their activities as directors. The Dell Technologies certificate of incorporation and bylaws provide that our directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification and to receive reimbursement of expenses as incurred in connection with any related legal proceedings.

The following table sets forth the compensation paid to our independent directors for Fiscal 2018.

Fiscal 2018 Director Compensation

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) ($)	Option awards (3) ($)	Total ($)
David W. Dorman	100,000	112,500	112,500	325,000
William D. Green	75,000	112,500	112,500	300,000
Ellen J. Kullman	100,000	112,500	112,500	325,000
_____________

(1)
Each of Mr. Dorman and Mrs. Kullman elected to receive 75% of the annual cash retainer and committee chair retainer to which such director was entitled in the form of deferred stock units, which were allocated equally between units that settle in Class C common stock and units that settle in Class V common stock. Each of Mr. Dorman and Mrs. Kullman received (a) 1,146 deferred stock units that settle in shares of Class C common stock, determined by dividing the applicable portion of the aggregate retainer amounts by the fair market value of a share of Class C common stock as of September 28, 2017, based upon the good faith determination by the Board of Directors of such fair market value most immediately preceding such date, and (b) 486 deferred stock units that settle in shares of Class V common stock deferred stock units, determined by dividing the applicable portion of the aggregate retainer amounts by the closing price of a share of Class V common stock as reported on the NYSE on September 28, 2017.

(2)
Stock awards were made in the form of restricted stock units that settle in Class C common stock or Class V common stock, subject to each director’s right to elect to receive a specified portion in deferred stock units. For the annual equity retainer, Mrs. Kullman elected to receive in the form of deferred stock units 75% of both the awards of restricted stock units that settle in Class C common stock and the awards of restricted stock units that settle in Class V common stock. Each of Messrs. Dorman and Green and Mrs. Kullman was awarded a total of 1,720 restricted stock units that settle in Class C common stock and a total of 729 restricted stock units that settle in Class V common stock. The aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of the restricted stock units that settle in Class C common stock and the restricted stock units that settle in Class V common stock received by each director were $56,250 and $56,250, respectively. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended February 2, 2018, filed with the SEC on March 29, 2018, which we refer to as our 2018 Form 10-K. As of February 2, 2018, (a) Mr. Dorman held an aggregate of 2,449 outstanding restricted stock units and 3,770 outstanding deferred stock units; (b) Mr. Green held an aggregate of 2,449 outstanding restricted stock units; and (c) Mrs. Kullman held an aggregate of 613 outstanding restricted stock units and 8,012 outstanding deferred stock units.

(3)
Consists of annual option awards that are allocated between options to purchase Class C common stock and options to purchase Class V common stock. Each of Messrs. Dorman and Green and Mrs. Kullman received 4,986 options to purchase Class C common stock and 3,227 options to purchase Class V common stock. The aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of the options to purchase Class C common stock and the options to purchase Class V common stock received by each director were $56,664 and $57,626, respectively. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our 2018 Form 10-K. As of February 2, 2018, each of Messrs. Dorman and Green and Mrs. Kullman held an aggregate of 93,047 outstanding option awards.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Dell Technologies’ independent registered public accounting firm for the fiscal year ending February 1, 2019, or Fiscal 2019.

PwC is a registered independent public accounting firm and has served as Dell Inc.’s independent registered public accounting firm since 1986 and Dell Technologies’ independent registered public accounting firm since the closing of Dell Inc.’s going-private transaction in October 2013. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Dell Technologies’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board of Directors considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify this selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends a vote “FOR” the ratification of PwC as Dell Technologies’ independent registered public accounting firm for Fiscal 2019.

In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Dell Technologies engages PwC from time to time to perform other permissible non-audit services. The following table sets forth all fees incurred in connection with professional services rendered to Dell Technologies by PwC during Fiscal 2018 and the fiscal year ended February 3, 2017, or Fiscal 2017.

Independent Registered Public Accounting Firm Fees (in millions)

Fee Type	Fiscal 2018	Fiscal 2017
Audit Fees(a)	$28.6	$29.0
Audit-Related Fees(b)	3.1	8.2
Tax Fees(c)	1.7	3.7
All Other Fees(d)	0.1	0.1
Total	$33.5	$41.0
___________

(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements, for comfort letters and consents, for the statutory audits of international subsidiaries and for other procedures.

(b)
This category includes fees incurred for professional services rendered in connection with assurance and other activities reasonably related to the audit or review of Dell Technologies’ financial statements, including the audits of Dell Technologies’ employee benefit plans, contract compliance reviews, phased audit procedures of pre-adoption accounting documentation and accounting research. Audit-related fees in Fiscal 2017 of approximately $4.9 million included services related to carve-out audits for our discontinued operations.

(c)	This category includes fees incurred for domestic and international income tax compliance and tax audit assistance, and for corporate-wide tax planning services.

(d)
This category consists of fees for all products and services other than the services reported in notes (a) through (c) above, and includes fees primarily incurred for training presentations recognized for Association of Chartered Certified Accountants and Chartered Institute of Management Accountants qualifications.

The Audit Committee has determined that the provision of the non-audit services described in notes (c) and (d) to the table above was compatible with maintaining the independence of PwC.

The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided by Dell Technologies’ independent registered public accounting firm other than in accordance with a limited de minimis exception as provided for under SEC rules. In accordance with that policy, the Audit Committee has given its pre-approval for the provision of audit services by PwC for Fiscal 2019, including PwC’s audit fees, and has also given its pre-approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. In circumstances in which the services proposed to be provided by PwC are not covered by one of those pre-approvals, the Audit Committee may delegate authority to the chair or other designated members of the Audit Committee to pre-approve those services. Any pre-approvals granted under this delegated authority would then be communicated to the full Audit Committee.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Dell Technologies’ named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 34.

The Board of Directors unanimously recommends a vote “FOR” approval of Dell Technologies’ compensation of its named executive officers as disclosed in this proxy statement.

As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Executive Committee, which acts as the Board’s compensation committee, has structured Dell Technologies’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Dell Technologies’ stockholders. Dell Technologies’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.

The Board of Directors urges stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Dell Technologies’ executive compensation practices operate and are designed to achieve Dell Technologies’ core executive compensation objectives. The Board also urges stockholders to review the Fiscal 2018 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Executive Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Dell Technologies’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Dell Technologies’ executive compensation philosophy and practices. This vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our executive officers and the philosophy, policies and practices described in this proxy statement.

In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Dell Technologies is asking stockholders to approve this proposal by approving the following non-binding resolution:

RESOLVED, that the compensation paid to Dell Technologies’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Executive Committee, the Board of Directors or Dell Technologies. Although the vote is advisory in nature and non-binding, the Board of Directors and the Executive Committee value the views of the Company’s stockholders and will take the voting results into account when considering future executive compensation questions.

COMPENSATION COMMITTEE REPORT

The Executive Committee of the Board of Directors of Dell Technologies Inc., acting as the compensation committee of the Board of Directors, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the Executive Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Dell Technologies Inc.’s Annual Report on Form 10-K for the fiscal year ended February 2, 2018.

EXECUTIVE COMMITTEE

Michael S. Dell, Chair Egon Durban

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to provide stockholders with an understanding of Dell Technologies’ compensation philosophy, its core principles and the compensation in effect during Fiscal 2018 for the executive officers identified in the Fiscal 2018 Summary Compensation Table under “Compensation of Executive Officers.” We refer to those executive officers as the named executive officers.

Named Executive Officers

The named executive officers are as follows:

Name	Title
Michael S. Dell	Chairman and Chief Executive Officer
Thomas W. Sweet	Chief Financial Officer
Jeffrey W. Clarke	Vice Chairman, Products and Operations
David I. Goulden*	Former President, Infrastructure Solutions Group
Rory P. Read	Chief Operating Executive and Chief Integration Officer, Dell
_____________

*	Mr. Goulden terminated employment with the Company effective February 2, 2018.

On September 7, 2016, Dell Technologies completed its acquisition by merger of EMC Corporation, which we refer to as the EMC merger. In connection with the acquisition of EMC Corporation, or EMC, and the resulting consolidation of the two companies’ management teams, Mr. Goulden became an executive officer of Dell Technologies in Fiscal 2017.

Executive Compensation Philosophy and Core Objectives

The Executive Committee of the Board of Directors acts as the compensation committee of the Board and is composed of Mr. Dell, as Chair of the Committee, and Mr. Durban. In that capacity, the Executive Committee is responsible for reviewing, approving and administering compensation programs for executive officers that ensure a suitable link between pay and performance, while appropriately balancing risk. It seeks to increase stockholder value by rewarding performance and ensuring that Dell Technologies can attract and retain the best executive talent through adherence to the following core compensation objectives:

•	aligning the interests of executive officers with those of Dell Technologies’ stockholders by emphasizing long-term, performance-dependent compensation;

•	providing appropriate cash incentives for achieving Dell Technologies’ financial goals and strategic objectives;

•	creating a culture of meritocracy by linking pay to individual and Company performance; and

•	providing compensation opportunities that are competitive with companies with which Dell Technologies competes for executive talent.

Executive Compensation

Elements of Total Compensation Package - The primary components of Dell Technologies’ compensation program for executive officers consist of base salary, annual incentive bonuses, long-term equity and cash incentives, benefits and limited perquisites. Dell Technologies does not target a fixed mix of pay for executive officers, but instead evaluates each executive officer individually, and may consider such factors, among others, as individual level of responsibility, market practices and internal equity considerations.

Because executive officers are in a position to directly influence Dell Technologies’ performance, a significant portion of their compensation is delivered in the form of short-term and long-term incentives for which payment or vesting are tied to individual or corporate performance to assist in motivating executives in regard to the achievement of Dell Technologies’ strategic and financial objectives. In addition, the value ultimately realized from equity awards is a function of the value of our common stock.

Compensation Consultants - The Executive Committee did not engage any compensation consultant to advise on executive officer compensation matters for Fiscal 2018.

Process for Evaluating and Determining Executive Officer Compensation - Dell Technologies conducts a subjective evaluation of the performance of each executive officer annually and then makes a recommendation to the Executive Committee regarding such officer’s compensation for the current year. The Executive Committee, after input from management and the human resources department, determines the individual compensation elements and associated amounts for each executive officer other than Mr. Dell. When making individual compensation decisions for executive officer, the Executive Committee may take a variety of factors into account, including:

•	the performance of Dell Technologies and the executive officer’s business unit, if applicable;

•	the executive officer’s performance, experience and ability to contribute to Dell Technologies’ long-term strategic goals;

•	the executive officer’s historical compensation;

•	internal pay equity; and

•	retention considerations.

As a controlled company, Dell Technologies is not subject to requirements under NYSE rules that executive compensation decisions be made by a committee of the Board of Directors consisting solely of independent directors. However, directors nominated by Dell Technologies’ major stockholders - the MD stockholders and the SLP stockholders - currently serve on the Executive Committee to help ensure that compensation decisions are aligned with stockholder interests.

Matters regarding Mr. Dell’s compensation are subject to review and approval by the Board of Directors rather than the Executive Committee.

Compensation Risk Oversight - Dell Technologies’ management has undertaken a review of the Company’s material compensation processes, policies and programs for all employees and has determined that those processes, policies and programs are not reasonably likely to have a material adverse effect on the Company.

Consideration of Say-On-Pay Results - At our annual meeting of stockholders in 2017, we received approximately 99% support for our “say-on-pay” vote. No significant changes have been made to the structure of our executive compensation programs in light of our 2017 “say-on-pay” results.

Individual Compensation Components

Base Salary

We use base salary to attract and retain talented executive officers needed to manage the business. Salaries for each named executive officer (other than Mr. Dell) are determined annually by the Executive Committee. The base salaries determined by the Executive Committee vary based on each executive officer’s level of responsibility, performance, experience, retention concerns, historical compensation and internal equity considerations.

For Fiscal 2018, Mr. Dell received a base salary at an annual rate of $950,000 in accordance with his employment agreement. Under the employment agreement, Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. For additional information concerning Mr. Dell’s employment agreement, see “– Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”

The table below summarizes the base salary of each of the named executive officers for Fiscal 2018. As a result of payroll processes, the actual base salaries paid for the fiscal year may vary from those shown below.

Name	Fiscal 2018 Salary ($)
Michael S. Dell	950,000
Thomas W. Sweet	725,000
Jeffrey W. Clarke	851,160
David I. Goulden	850,000
Rory P. Read	600,000

Cash Bonus Plans

In Fiscal 2018, all of Dell Technologies’ executive officers participated in the Dell Inc. Incentive Bonus Plan, or IBP, a program that forms a part of the Dell Inc. Annual Bonus Plan.

Dell Technologies Incentive Bonus Plan

The IBP is designed to align executive officer pay with Dell Technologies’ short-term financial and strategic results, while also serving to attract, retain and motivate executive officers. For each element described below, determinations are made by the Executive Committee for the named executive officers other than Mr. Dell. The Executive Committee establishes a target incentive opportunity annually for each executive officer expressed as a percentage of eligible earnings for that fiscal year. Under his employment agreement, Mr. Dell is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. For Fiscal 2018, target annual incentives for our named executive officers were as follows:

Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Michael S. Dell	200%
Thomas W. Sweet	100%
Jeffrey W. Clarke	100%
David I. Goulden	100%
Rory P. Read	100%

IBP Formula

To arrive at a Fiscal 2018 IBP payout amount for the executive officers, the target annual incentive opportunity for each executive officer was multiplied by a formula based on corporate performance and individual performance. In determining the amount of the actual bonus payout, the Executive Committee may consider the potential payout produced by the formula and any other factors it deems appropriate.

IBP Corporate Performance Modifier

The Executive Committee selects corporate performance measures and target goals annually. For Fiscal 2018, the selected corporate performance measures and target goals were designed to drive profitable growth and achieve strategic objectives. The targets for the IBP were intended to be “stretch” goals that could not be easily achieved.

The Executive Committee retains subjective discretion to adjust IBP measures as it determines appropriate. For the Fiscal 2018 IBP, the corporate performance goals, as adjusted to account for certain business transformation and macroeconomic factors, were as follows:

	Threshold	Plan (Target)	200% Modifier (1)	Actual
Non-GAAP revenue (millions) (2)	$52,553	$65,692	$91,969	$69,649
Non-GAAP operating income (millions) (3)	$4,023	$5,028	$7,040	$4,512
IBP modifier	50%	100%	200%	94%
________

(1)	For Fiscal 2018, there was no cap on the IBP modifier. The modifier would increase on a linear basis for performance above target.

(2)
For purposes of the IBP, non-GAAP revenue is generally calculated by adjusting Dell Technologies’ net revenue as computed in accordance with accounting principles generally accepted in the United States, or GAAP, to exclude the impact of purchase accounting.

(3)
For purposes of the IBP, non-GAAP operating income is generally calculated by adjusting Dell Technologies’ operating income as computed on a GAAP basis to exclude the impact of purchase accounting, amortization of intangibles, transaction-related expenses and other corporate expenses.

For Fiscal 2018, Dell Technologies exceeded the target corporate non-GAAP revenue goal but underperformed relative to the non-GAAP operating income goal, resulting in a final corporate bonus modifier of 94% of target.

IBP Individual Performance Modifier

In view of the executive officers’ potential to influence corporate performance, the Executive Committee (or, in regard to Mr. Dell, the Board of Directors) may take into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from zero to 150% generally following the end of each fiscal year. In determining individual bonus modifiers, the Committee may consider such factors as achieving financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer a subjective individual performance modifier based on a holistic and subjective assessment of the officer’s performance. Following the end of Fiscal 2018, the Board of Directors approved Mr. Dell’s bonus amount and the Executive Committee approved the bonus amounts of the other named executive officers. The individual modifiers are shown below along with the corresponding bonus payment amounts:

Name	Individual Modifier (%)	Corporate Modifier (%)	Bonus Payment ($)
Michael S. Dell	100	94	1,786,000
Thomas W. Sweet	115	94	783,725
Jeffrey W. Clarke	125	94	995,029
David I. Goulden (1)	—	—	425,000
Rory P. Read	100	94	564,000
________

(1)	Mr. Goulden received the first installment of his Fiscal 2018 bonus payment in September 2017.

Special Incentive Bonus Plan

The Dell Inc. Special Incentive Bonus Plan, or SIB, is an annual discretionary bonus plan designed to reward and motivate executives who, for the fiscal year, are the most critical to driving Dell Technologies’ business unit goals and delivering key, business-critical objectives. The Executive Committee determines the maximum SIB opportunity amount for each executive officer selected to participate. For Fiscal 2018, each named executive officer other than Mr. Dell was eligible to participate in the SIB program.

Each named executive officer’s discretionary SIB payment for Fiscal 2018 was determined by the Executive Committee based on a holistic and subjective assessment of the named executive officer’s contributions to Dell Technologies’ performance, as well as contributions during Fiscal 2018 to achievement of major strategic initiatives. The target amount and payment for Fiscal 2018 under the SIB for each participating named executive officer are shown below:

Name	Special Incentive Bonus Target ($)	Special Incentive Bonus Payment ($)
Thomas W. Sweet	2,000,000	2,000,000
Jeffrey W. Clarke	3,000,000	3,000,000
David I. Goulden	3,000,000	—
Rory P. Read	2,000,000	2,000,000

Equity Incentives

We believe that equity incentive opportunities are the most significant individual component of total target executive officer compensation. The equity incentive program in which our executive officers other than Mr. Dell participate is referred to as the Management Equity Program, or MEP. MEP awards motivate executive officers to make decisions in support of long-term corporate financial interests and aligns the interests of the executive officers with the interests of Dell Technologies’ stockholders by providing a return if Dell Technologies’ stock price appreciates. MEP awards also serve to attract and retain qualified employees.

Awards pursuant to the MEP under the Dell Technologies Inc. 2013 Stock Incentive Plan are made in the form of either stock option awards or full-value (restricted stock or restricted stock unit) awards, and typically consist of a combination of time-based vesting awards and performance-based vesting awards. The Executive Committee’s allocation of MEP awards between time-based and performance-based awards for each executive officer may vary, but generally at least half of an executive officer’s MEP award each year is in the form of a performance-based award.

Stock Options

MEP stock option awards consist of two types of award. The first type of award is a time-based stock option to purchase shares of our Class C common stock. Our time-based option awards generally vest ratably over five years. Certain time-based options under the MEP granted to Mr. Goulden, who was an executive officer of EMC before the EMC merger, vested based on a schedule corresponding to that of certain EMC equity awards that were converted to cash awards in connection with the EMC merger.

The second type of award, which we refer to as a performance-based award, is a stock option to purchase Class C common stock that becomes exercisable only if a prescribed level of return is achieved on the initial Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the 2013 going-private transaction in which Dell Technologies acquired Dell Inc., or the going-private transaction. We refer to this return as return on equity.

Return on equity for performance-based MEP option awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP option shares eligible to test for vesting varies depending upon the measurement date or event. The Executive Committee believes the vesting design of performance-based MEP awards further aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved. Stock option awards are granted with an exercise price based on the fair market value of Dell Technologies’ common stock on the date of grant as determined by the Board of Directors.

The relationship between return on equity and the percentage of eligible performance-based MEP option awards which generally may vest based on such return is set forth on the following table:

MEP PERFORMANCE OPTIONS

__________

(1)	Return on equity for performance-based MEP option awards granted following the going-private transaction are based on an initial value of $13.75 per share.

MEP stock options awards were first granted in fiscal year 2014 following the closing of the going-private transaction. MEP option award sizes were intended to be sufficient to address long-term incentive compensation for an executive officer for a period of approximately five years from the grant date. No MEP stock option awards were granted to our named executive officers for Fiscal 2018.

After the going-private transaction, Mr. Dell was granted an option award to purchase shares of our Series A common stock, which were converted on a one-for-one basis into shares of our Class A common stock in connection with the EMC merger. This award vests ratably over five years from the grant date. Mr. Dell does not currently participate in any other long-term incentive compensation programs.

For more information about outstanding option awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2018” and “– Stock Incentive Plan.”

Full-Value Stock Awards

In connection with the EMC merger and in order to retain EMC executive talent, Dell Technologies granted equity incentive awards in the form of full-value awards consisting of restricted stock or restricted stock units during Fiscal 2017. As with our stock option awards, these full-value MEP awards consist of two types of award. The first is a time-based award to purchase shares of our Class C common stock, which vests ratably over three years. The second is a performance-based award that vests only if a prescribed level of return is achieved on the Dell Technologies equity investment of Mr. Dell and the SLP stockholders in connection with the EMC merger, which we also refer to as return on equity.

Return on equity for performance-based MEP full-value awards is measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies, and the number of performance-based MEP full-value shares eligible to test for vesting varies depending upon the measurement date or event. As with our performance-based MEP stock options, the Executive Committee believes the vesting design of these awards aligns the interests of executive officers with the interests of Dell Technologies’ stockholders by compensating executive officers only if a minimum level of return on equity is achieved.

The relationship between return on equity and the percentage of eligible performance-based MEP full-value awards which generally may vest based on such return is set forth on the following table:

MEP PERFORMANCE SHARES

__________

(1)	Return on equity for full-value awards granted in connection with the EMC merger is determined based on an initial value of $27.50 per share.

For more information about our outstanding full-value awards, see “Compensation of Executive Officers – Outstanding Equity Awards at End of Fiscal 2018” and “– Stock Incentive Plan.”

Long-Term Cash Incentives

To attract or retain executive officers, Dell Technologies may use long-term incentive cash awards in addition to equity-based incentives.

Other Compensation Components

Benefits and Perquisites

Dell Technologies provides executive officers limited benefits and perquisites. While the limited benefits and perquisites are not a significant part of Dell Technologies’ executive officer compensation on a quantitative basis, the Executive Committee (or, with respect to Mr. Dell, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.

•
Annual Physical - Dell Technologies pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•
Technical Support - Dell Technologies provides executive officers with computer technical support and, in some cases, certain home network equipment. The incremental cost to Dell Technologies of providing these services is limited to the cost of hardware provided and is not material.

•
Security - Dell Technologies provides executive officers with security services, including alarm installation and monitoring and, in some cases, certain home security upgrades in accordance with the recommendations of an independent security study. Mr. Dell reimburses the Company for costs related to his family’s personal security protection.

•
Financial Counseling and Tax Preparation Services - Under the terms of his employment agreement, Mr. Dell is entitled to reimbursement for financial counseling services (including tax preparation) up to $12,500 annually. Other executive officers are eligible for reimbursement of up to $10,000 annually for financial counseling services (including tax preparation) beginning January 1, 2018.

•
Travel Expenses - Dell Technologies pays for reasonable travel expenses for the executive officer’s spouse or domestic partner to attend Dell Technologies-sponsored events, if the travel is at the request of Dell Technologies.

•
Other - The executive officers participate in Dell Technologies’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Dell Inc. 401(k) retirement savings plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

Mr. Goulden continued to be eligible during Fiscal 2018 for certain perquisites offered by EMC to its executive officers before EMC’s acquisition by Dell Technologies. These perquisites included limited tax and financial planning services, executive physicals, temporary housing allowances and limited personal use of company-owned aircraft. Additional information regarding these perquisites is included in the Fiscal 2018 Summary Compensation Table.

For more information on Dell Technologies’ arrangements with Mr. Dell with respect to security, travel and certain other benefits, see “Additional Information – Certain Relationships and Related Transactions – Transactions with Michael S. Dell and Other Related Persons.”

Other Compensation Matters

Stock Ownership Guidelines; Prohibited Transactions

The Board of Directors does not currently apply stock ownership guidelines for directors or executive officers of Dell Technologies. The Board of Directors and the Executive Committee believe that at this time the design of Dell Technologies’ equity compensation strategy for executive officers links the interests of executive officers closely with those of other Dell Technologies stockholders.

Dell Technologies maintains a securities trading policy that applies to our directors and executive officers and prohibits certain activities relating to Company stock, including hedging transactions, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, and the holding of Company stock in a margin account or other pledging of Company stock as collateral for a loan.

Employment Agreements; Severance and Change-in-Control Arrangements

Employment Agreement with Michael S. Dell

On October 29, 2013, Dell Technologies and Dell Inc. entered into an employment agreement with Mr. Dell, pursuant to which Mr. Dell serves as Chief Executive Officer and Chairman of the Board of Directors of Dell Technologies. Mr. Dell may resign for any or no reason or the Board of Directors may terminate him for “cause” (as defined below) at any time. In addition, following a change in control of Dell Technologies (as defined below) or a qualified initial public offering (as defined in the agreement), the Board of Directors may terminate Mr. Dell for any or no reason.

Under the employment agreement, Mr. Dell receives an annual base salary of $950,000 and is eligible for an annual bonus with a target opportunity equal to 200% of his base salary. Mr. Dell’s base salary is subject to annual review by the Board of Directors and subject to increase, but not decrease. Dell Technologies reimburses Mr. Dell for financial counseling and tax preparation up to $12,500 per year, an annual physical (for himself and his spouse)

up to $5,000 per person and all travel and business expenses reasonably incurred by Mr. Dell. Dell Technologies also provides Mr. Dell with business-related security protection.

Pursuant to the agreement, Mr. Dell received a stock option to purchase 10,909,091 shares of the Class A common stock of Dell Technologies (formerly Series A common stock) with a per share exercise price equal to $13.75. Subject to Mr. Dell’s continued employment, the option vests ratably over a five-year period, with accelerated vesting upon a change in control. Dell Technologies believes that providing for “single trigger” acceleration of vesting of Mr. Dell’s option award was appropriate because a change in control of Dell Technologies would be likely to materially alter his role with the Company. Mr. Dell’s employment agreement does not provide for other severance benefits. The unvested portion of the foregoing option will be forfeited upon the latest to occur of (1) a resignation of employment by Mr. Dell, (2) a termination of his employment by Dell Technologies for cause and (3) Mr. Dell ceasing to serve as a member of the board of directors of Dell Technologies or Dell Inc.
Mr. Dell is subject to a covenant of indefinite duration not to disclose confidential information and an obligation to assign to Dell Technologies and Dell Inc. any intellectual property created by Mr. Dell during his employment.

Under the employment agreement, “cause” is generally defined as any of the following events:

•	the conviction of Mr. Dell for a felony resulting in his incarceration; or

•
the legal incapacity of Mr. Dell to serve as (1) a director of Dell Technologies or certain subsidiaries of Dell Technologies or (2) the chief executive officer of Dell Technologies or certain subsidiaries of Dell Technologies.

Under the employment agreement, a “change in control” is generally defined as any of the following events:

•	a sale or disposition of all or substantially all of the assets of Dell Technologies and its subsidiaries, taken as a whole, to any person, entity or group;

•
any person, entity or group (other than Mr. Dell, the SLP stockholders or certain related parties) becomes the beneficial owner of capital stock representing more than 50% of the total voting power of Dell Technologies’ outstanding capital stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the following change-in-control event; or

•
any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own capital stock representing a majority of the total voting power of the resulting entity in substantially the same proportions as their ownership in Dell Technologies immediately before such transaction.

Severance and Change-in-Control Arrangements with Other Named Executive Officers

Mr. Clarke and Mr. Sweet each have entered into a severance agreement with Dell Technologies, pursuant to which, if the executive’s employment is terminated without “cause,” or if the executive resigns for “good reason” (each as defined below), the executive will receive a severance payment in effect in the year of termination. The severance payment for Mr. Clarke and Mr. Sweet will be equal to 300% of the executive’s then-current annual base salary. Two-thirds of this severance amount will be payable following termination of employment and the remainder will be payable on the one-year anniversary of such termination. Mr. Read has entered into a severance agreement with Dell Technologies which provides that if his employment is terminated without “cause” within 36 months of his start of employment, he will be eligible to receive severance payments equal to $5,000,000, plus 100% of his then-current annual base salary. Each of these severance agreements obligates the executive to comply with certain non-competition and non-solicitation obligations for a period of 12 months following termination of employment and also provides that each executive will not use or disclose certain confidential information of Dell Technologies as set forth in the agreement at any time during or after the executive’s employment.

Except as indicated below, if Mr. Clarke or Mr. Sweet is terminated without cause, or resigns for good reason, during the period beginning three months before and ending 18 months after a change in control of Dell Technologies (as defined below), which we refer to as the “change-in-control period,” the outstanding, unvested portion of such named executive officer’s time-based vesting MEP awards will vest upon his termination of employment or, if later, upon the occurrence of the change in control. If Mr. Clarke or Mr. Sweet is terminated without cause or resigns for good reason during the change-in-control period or such named executive officer dies or becomes disabled at any time, the outstanding, unvested portion of his performance-based vesting MEP award will not be forfeited, but will remain outstanding (subject to expiration in accordance with its terms) and eligible to vest based on Dell Technologies’ achievement of return on equity, as described above. If a termination without cause or a resignation for good reason occurs during the three-month period before a change in control, such performance-based vesting MEP award will remain outstanding for the three-month period to determine whether the change in control occurs. If no change in control occurs on or before the expiration of that period, the performance-based vesting MEP award will be forfeited. Dell Technologies believes that providing for “double trigger” acceleration will help to prevent the loss of key personnel in the event of a change in control and is consistent with the practices of many companies with which it competes for executive talent. The foregoing “double trigger” protections do not apply with respect to Mr. Dell’s stock option granted pursuant to his employment agreement described above. These protections also do not apply with respect to certain outstanding MEP stock options granted to Mr. Sweet before he became an executive officer.

Dell Technologies believes that the severance benefits it provides to the foregoing named executive officers are appropriate in light of the severance protections available to similarly-situated executive officers at companies that compete with Dell Technologies for executive talent. Dell Technologies believes the severance benefits help to attract and retain key executives who may be presented with alternative employment opportunities that might appear to be more attractive absent these protections.

Under the severance agreements, “cause” is generally defined as any of the following events:

•	a violation of confidentiality obligations;

•	acts resulting in being charged with a criminal offense that constitutes a felony or involves moral turpitude or dishonesty;

•	conduct that constitutes gross neglect, insubordination, willful misconduct or breach of Dell Technologies’ code of conduct or the executive’s fiduciary duty; or

•	a determination that the executive violated laws relating to the workplace environment.

Under the severance agreements for Mr. Clarke and Mr. Sweet, “good reason” is generally defined as any of the following events, if in each case not timely cured:

•	a material reduction in base salary;

•	a material adverse change in title or reduction in authority, duties or responsibilities; or

•	a change in the executive’s principal place of work of more than 25 miles.

Under the severance agreements, “change in control” has the meaning set forth in the Dell Technologies Inc. 2013 Stock Incentive Plan, which generally defines the term to include any of the following events:

•
a sale or disposition of all or substantially all of the assets of the DHI Group (as defined in the Dell Technologies certificate of incorporation) to any person other than to Mr. Dell, Silver Lake Partners or certain related parties;

•
any person or group (other than Mr. Dell, Silver Lake Partners or certain related parties) becomes the beneficial owner of voting stock representing more than 50% of the total voting power of Dell Technologies’ outstanding voting stock, other than pursuant to a merger or consolidation of Dell Technologies with or into any other entity that does not constitute a “change in control” under the immediately following change-in-control event;

•
any merger or consolidation of Dell Technologies with or into any other entity unless the holders of Dell Technologies’ outstanding voting securities immediately before the closing directly or indirectly beneficially own voting stock representing a majority of the total voting power of the resulting entity; or

•
before an initial public offering of Dell Technologies’ common stock, Mr. Dell, Silver Lake Partners or certain related parties do not have the ability to cause the election of a majority of the members of the Board of Directors and any person or group (other than Mr. Dell, Silver Lake Partners or certain related parties) beneficially owns outstanding voting stock representing a greater percentage of voting power with respect to the general election of members of the Board of Directors than the shares of outstanding voting stock beneficially owned by Mr. Dell, Silver Lake Partners and certain related parties.

For more information about potential payments to Mr. Dell under his employment agreement and to our other named executive officers under their severance agreements, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”

Recoupment Policy for Performance-Based Compensation

If Dell Technologies restates its reported financial results, the Board of Directors will review the bonus and other cash or equity awards made to the executive officers, including the named executive officers, based on financial results during the period subject to the restatement, and, to the extent practicable under applicable law, Dell Technologies will seek to recover or cancel any of these awards that were awarded as a result of achieving performance targets that would not have been met under the restated financial results.

Other Factors Affecting Compensation

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, or Tax Reform, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. Dell Technologies was not subject to Section 162(m) during Fiscal 2018 and accordingly Dell Technologies’ compensation programs for executive officers were not designed with the goal of qualifying as “performance-based” compensation under Section 162(m). Under the Tax Reform, the tax deduction disallowance rules under Section 162(m) change beginning in calendar year 2018, and are likely to result in larger deduction disallowances.

COMPENSATION OF EXECUTIVE OFFICERS

Fiscal 2018 Summary Compensation Table

The following table summarizes the total compensation paid for the fiscal years indicated by Dell Technologies to the following persons, each of whom was serving as an executive officer of Dell Technologies as of February 2, 2018, which was the last day of Fiscal 2018:

•	Michael S. Dell, who served as our principal executive officer

•	Thomas W. Sweet, who served as our principal financial officer

•	Jeffrey W. Clarke, David I. Goulden (who terminated his employment with the Company effective February 2, 2018) and Rory P. Read, our three other most highly compensated employees

We refer to these executive officers as our named executive officers.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation (2) ($)	All other compensation ($)	Total ($)
Michael S. Dell Chairman and Chief Executive Officer	2018	950,000	—	—	—	1,786,000	19,901	2,755,901
	2017	950,000	—	—	—	2,375,000	22,276	3,347,276
	2016	950,000	1,425,000	—	—	—	17,918	2,392,918
Thomas W. Sweet Chief Financial Officer	2018	725,000	2,000,000(3)	—	—	783,725	61,034	3,569,759
	2017	686,539	2,170,832	—	—	1,029,808	42,892	3,930,071
	2016	650,000	2,707,082	—	—	—	35,053	3,392,135
Jeffrey W. Clarke Vice Chairman, Products and Operations	2018	846,833	3,000,000(3)	—	—	995,029	35,007	4,876,869
	2017	826,160	3,000,000	—	—	1,239,240	36,402	5,101,802
	2016	826,160	2,957,658	—	—	—	25,146	3,808,964
David I. Goulden Former President, Infrastructure Solutions Group	2018	850,000	2,666,667(4)	—	—	425,000	4,487,152	8,428,819
	2017	359,615	545,052	21,412,367(5)	2,490,348	—	58,466	24,865,848
Rory P. Read Chief Operating Executive and Chief Integration Officer, Dell	2018	600,000	5,000,000(6)	—	—	564,000	24,076	6,188,076
	2017	600,000	5,000,000	—	—	837,692	28,802	6,466,494
	2016	496,154	2,954,633	—	7,077,937	—	15,770	10,544,494
__________

(1)	The assumptions used by us to calculate these amounts are incorporated herein by reference to Note 19 to our consolidated financial statements in our 2018 Form 10-K.

(2)	Amounts represent payments under the IBP.

(3)	Amount represents award under the SIB for Fiscal 2018.

(4)	Amount represents vesting of award under the long-term cash incentive award granted to Mr. Goulden on September 14, 2016.

(5)	Includes both time-based and performance-based awards of shares under the MEP.

(6)	Amount represents award of $2,000,000 under the SIB for Fiscal 2018 and award of $3,000,000 under the long-term cash incentive award granted to Mr. Read on May 15, 2015.

All Other Compensation Table

The following table summarizes the information included in the All Other Compensation column for Fiscal 2018 in the Fiscal 2018 Summary Compensation Table.

Name	Retirement plans matching contribution(1) ($)	Benefit plans ($)	Annual physical ($)	Security ($)	Imputed income(2) ($)	Other ($)	Severance pay ($)	Total ($)
Michael S. Dell	14,231	2,603	3,067	—	—	—	—	19,901
Thomas W. Sweet	14,058	3,771	3,005	1,347	33,153(2)	5,700(3)	—	61,034
Jeffrey W. Clarke	13,596	2,606	6,662	2,623	—	9,520(3)	—	35,007
David I. Goulden	9,173	6,988	4,512	—	46,664(2)	33,093(4)	4,386,721(5)	4,487,152
Rory P. Read	13,500	3,076	—	—	—	7,500(3)	—	24,076
__________

(1)
Messrs. Dell, Sweet, Clarke and Read participate in the Dell Inc. 401(k) plan. Mr. Goulden participated in the 401(k) plan sponsored by EMC through December 31, 2017, at which time he commenced participation in the Dell Inc. 401(k) plan. Mr. Goulden’s matching contribution included a supplemental matching contribution of $3,000 for Fiscal 2017. For more information about these retirement plans and Dell Technologies’ matching contributions, see “– Other Benefit Plans – 401(k) Retirement Plans.”

(2)
Represents the incremental cost of spousal travel and executive and spousal attendance at various Dell Technologies-sponsored events. For additional information, see “Compensation Discussion and Analysis – Individual Compensation Components – Other Compensation Components – Benefits and Perquisites.”

(3)	Represents contribution by Dell Technologies to match the executive officer’s charitable contribution.

(4)
Represents personal air travel costs of $19,843, tax and financial planning expenses of $12,000 and contribution by Dell Technologies to match the executive officer’s charitable contribution of $1,250.

(5)
Represents a lump sum severance payment of $1,700,000, the acceleration of vesting of long-term incentive cash award of $2,666,667, and continuation of benefits coverage valued at $20,054 in connection with his termination of employment with the Company effective February 2, 2018.

Grants of Plan-Based Awards in Fiscal 2018

The following table sets forth certain information about grants of plan-based awards that Dell Technologies made to the named executive officers during Fiscal 2018. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Cash Bonus Plans,” “– Special Incentive Bonus Plan” and “– Equity Incentives.”

Name	Estimated future payouts under non-equity incentive plan awards (1)
	Threshold ($)	Target ($)	Maximum ($)
Michael S. Dell	—	1,900,000	—
Thomas W. Sweet	—	725,000	—
Jeffrey W. Clarke	—	846,833	—
David I. Goulden	—	850,000	—
Rory P. Read	—	600,000	—
________

(1)
Each named executive officer participated in the IBP. Awards under this plan were funded at 94% based on the corporate modifier. An individual modifier was applied for Messrs. Sweet, Clarke and Read. Mr. Goulden received a payment equal to 50% of his target in September 2017 and did not receive any other payments under the plan for the fiscal year.

Outstanding Equity Awards at End of Fiscal 2018

The following table sets forth certain information about outstanding option and stock awards held as of the end of Fiscal 2018 by the named executive officers.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock held that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael S. Dell	8,727,272(1)	2,181,819(1)	—	13.75(2)	11/25/2023	—	—	—	—
Thomas W. Sweet	104,000(3)	48,000(3)	—	13.75(2)	11/25/2023	—	—	—	—
	498,543(4)	340,366(4)	—	13.75(2)	2/6/2024	—	—	—	—
	—	—	290,909(5)	13.75(2)	11/25/2023	—	—	—	—
	—	—	800,000(5)	13.75(2)	2/6/2024	—	—	—	—
Jeffrey W. Clarke	1,371,108(6)	342,778(6)	—	13.75(2)	11/25/2023	—	—	—	—
	—	—	2,467,996(5)	13.75(2)	11/25/2023	—	—	—	—
David I. Goulden	44,668(7)	—	—	27.50(8)	9/14/2019(9)	290,909(10)	9,649,452	654,545(11)	21,711,258
	150,755(7)	—	—	27.50(8)	9/14/2019(9)	—	—	—	—
	50,251(7)	—	—	27.50(8)	9/14/2019(9)	—	—	—	—
Rory P. Read	93,040(12)	139,560(12)	—	26.67(13)	5/29/2025	—	—	—	—
	—	—	348,900(5)	26.67(13)	5/29/2025	—	—	—	—
___________

(1)
Represents option award exercisable for Class A common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the vesting commencement date of October 29, 2013.

(2)
In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock or (for Mr. Dell) Class A common stock underlying the option award was equal to the merger consideration of $13.75 per share of Dell Inc. common stock paid to Dell Inc. public stockholders in the going-private transaction.

(3)
Represents option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the grant date of November 25, 2013.

(4)
Represents option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the grant date of February 6, 2014.

(5)
Represents option award exercisable for Class C common stock that vests and becomes exercisable based upon the level of return achieved on the initial equity investment in Dell Technologies measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies.

(6)
Represents option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the vesting commencement date of November 25, 2013.

(7)
This option award was a voluntary rollover option award in which Mr. Goulden elected to receive for a specified portion of his EMC restricted stock units, which would have been accelerated in the EMC merger, (a) a fixed cash award and (b) a new grant of unvested options to purchase Class C common stock.

(8)
In approving this option award, the Board of Directors determined that the fair market value as of the grant date of each share of Class C common stock underlying the option award was equal to $27.50 per share following the EMC merger.

(9)	The option expiration date was accelerated to November 2, 2018 due to Mr. Goulden’s termination of employment on February 2, 2018.

(10)
Represents restricted stock award for our Class C common stock that vests in three equal annual installments on the first, second and third anniversaries of the grant date of September 14, 2016. Following the end of Fiscal 2018, pursuant to Mr. Goulden’s termination of employment on February 2, 2018, 72,728 shares under this award vested on February 5, 2018 and the remainder were cancelled.

(11)
Represents restricted stock award for our Class C common stock that vests based upon the level of return achieved on the initial equity investment in Dell Technologies measured on specified measurement dates or upon the occurrence of specified events related to Dell Technologies. One-half of these shares were cancelled pursuant to Mr. Goulden’s termination of employment on February 2, 2018. The remaining 50% are eligible to vest based upon the performance achievement.

(12)
Represents option award exercisable for Class C common stock that vests and becomes exercisable with respect to 20% of the shares subject to the option on each of the first, second, third, fourth and fifth anniversaries of the vesting commencement date of May 29, 2015.

(13)	Exercise price is fixed based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the grant date.

Option Exercises and Stock Vested

The following table sets forth certain information about option exercises and vesting of restricted stock during Fiscal 2018 for each of the named executive officers on an aggregate basis.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Michael S. Dell	—	—	—	—
Thomas W. Sweet	40,000	673,200	—	—
Jeffrey W. Clarke	—	—	—	—
David I. Goulden	—	—	218,183	7,168,766
Rory P. Read	—	—	—	—
________

(1)	Calculated based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding such exercise or vesting date.

Stock Incentive Plan

Dell Technologies Inc. 2013 Stock Incentive Plan

The purpose of the Dell Technologies Inc. 2013 Stock Incentive Plan, referred to as the 2013 Plan, is to aid Dell Technologies in recruiting and retaining employees, directors and other service providers of outstanding ability and to motivate these persons to exert their best efforts on behalf of the Company by providing incentives through granting stock-based awards with respect to shares of Class C common stock or Class V common stock, which we refer to as shares. Cash incentive awards also may be granted under the 2013 Plan.

A total of 75,000,000 shares of Class C common stock and a total of 500,000 shares of Class V common stock may be issued under the 2013 Plan, each subject to adjustment based on a change in the Company’s capitalization and other significant corporate events.

Employees, consultants, non-employee directors, and other service providers of the Company and its affiliates approved by the Executive Committee are eligible to receive stock awards under the 2013 Plan, subject to certain limits provided by law with respect to the granting of incentive stock options. The Executive Committee has the full authority to determine who will be granted awards under the 2013 Plan.

The 2013 Plan provides for the grant of any of the following types of stock awards (or any combination thereof): options to purchase shares (incentive or nonqualified); stock appreciation rights to acquire shares; or other stock-based awards providing for the delivery of shares. Other stock-based awards the Company may grant include restricted stock, restricted stock units, deferred stock units and dividend equivalent rights.

Shares of Class C common stock acquired pursuant to awards granted under the 2013 Plan are subject to transfer and repurchase rights set forth in the 2013 Plan, and for the named executive officers and certain other senior members of Dell Technologies, liquidity and put restrictions set forth in a management stockholders agreement with Dell Technologies.

If Dell Technologies undergoes a change in control, as defined in the 2013 Plan, the Executive Committee, at its discretion, may accelerate the vesting or cause any restrictions to lapse with respect to outstanding awards, may cancel such awards for fair value, or may provide for the issuance of substitute awards.

Subject to certain limitations specified in the 2013 Plan, the Board of Directors may amend or terminate the 2013 Plan. Unless earlier terminated, the 2013 Plan will terminate ten years following its effective date, or

October 29, 2023, but any awards outstanding under the 2013 Plan as of the termination date will remain outstanding in accordance with their terms.

Other Benefit Plans

401(k) Retirement Plans

During Fiscal 2018, our named executive officers participated in two 401(k) retirement savings plans.

Before January 1, 2018, eligible employees of EMC and certain of its subsidiaries, including Mr. Goulden, participated in the 401(k) plan sponsored by EMC. The EMC plan provided for a matching contribution of up to 6% of the participant’s eligible compensation, with a maximum matching contribution of $6,000 per year. The matching contribution vests pro rata over the participant’s first three years of service.

Before January 1, 2018, the named executive officers other than Mr. Goulden were eligible to participate in the Dell Inc. 401(k) plan, which provided for matching contributions of up to 5% of the participant’s eligible compensation, and a participant vested immediately in the matching contributions. Beginning January 1, 2018, all named executive officers were eligible to participate in the Dell Inc. 401(k) plan and receive matching contributions of up to 6% of the participant’s eligible compensation, with a maximum matching contribution of $7,500 per year.

Participants in each plan may invest their contributions and the matching contributions in a variety of investment choices.

Deferred Compensation Plans

Dell Technologies maintains nonqualified deferred compensation plans pursuant to which designated managerial or highly compensated employees, including the named executive officers, may elect to defer the receipt of a portion of the base salaries and/or cash bonuses they would otherwise have received when earned.

Before January 1, 2018, Mr. Goulden was eligible to participate in the nonqualified deferred compensation plan maintained by EMC following the closing of the EMC merger. Messrs. Dell, Sweet and Read were eligible to participate in a deferred compensation plan established by Dell Technologies. Neither EMC nor Dell Technologies makes any matching or other contributions under either of the plans. The plans are intended to give participants the ability to defer receipt of certain income to a later date, which may be an attractive tax planning feature and the availability of which assists in the attraction and retention of executive talent. Participants’ account balances reflect gains and losses in the plan’s investment funds.

The following table shows the executive contributions, earnings and account balances in the deferred compensation plans for the named executive officers for Fiscal 2018.

Fiscal 2018 Deferred Compensation Plan Table

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Michael S. Dell	—	—	—	—	—
Thomas W. Sweet	—	—	—	—	—
Jeffrey W. Clarke	—	—	—	—	—
David I. Goulden	291,016(1)	—	417,393	—	2,439,955(2)
Rory P. Read	—	—	—	—	—
__________

(1)	$127,500 of this amount is reported in the Fiscal 2018 Summary Compensation Table for Mr. Goulden under the Non-Equity Incentive Plan Compensation column.

(2)	$163,516 of this amount was previously reported in the Fiscal 2017 Summary Compensation Table of our definitive proxy statement filed with the SEC on May 16, 2017.

Potential Payments Upon Termination of Employment or Change in Control

The following table sets forth the amount of compensation that would become payable to each named executive officer other than Mr. Goulden under existing plans and arrangements if one of the events described in the table had occurred on February 2, 2018, given the named executive officer’s compensation as of such date and, if applicable, based on the amount of outstanding stock-based awards held by the named executive officer as of such date and the fair market value of the Class C common stock or (for Mr. Dell) the Class A common stock, as determined by the Board of Directors on that date. These benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Dell Technologies, including then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the 401(k) plans. In addition, in connection with any actual termination of employment or change-in-control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Board of Directors determines appropriate.

The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the named executive officer’s current position and salary, the amount of stock-based awards held by the named executive officer and the fair market value of the Class C common stock or (for Mr. Dell) the Class A common stock, as determined by the Board of Directors.

For information about the events that constitute a “change in control” under Mr. Dell’s employment agreement, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.” For information about the events that constitute a “change in control” or a qualifying termination of employment under the severance agreements with the other named executive officers, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

Name	Severance payment(1) ($)	Acceleration benefit upon death or disability(2) ($)	Acceleration upon change in control(3) ($)	Acceleration upon change in control and qualifying termination(4) ($)	Acceleration upon qualifying termination(5) ($)
Michael S. Dell	—	—	42,370,925	42,370,925	—
Thomas W. Sweet	2,175,000	6,609,908	—	6,609,908	3,304,915
Jeffrey W. Clarke	2,553,480	6,656,749	—	6,656,749	3,328,374
Rory P. Read	3,200,000	9,000,000	—	3,000,000	3,000,000
______________

(1)	Represents estimated lump sum severance payments payable by Dell Technologies.

(2)
Represents the in-the-money value of unvested stock options to purchase Class C common stock that are subject to vesting acceleration in the event of death or permanent disability, assuming a share value of $33.17, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event.

(3)
Represents the in-the-money value of Mr. Dell’s unvested stock option to purchase Class A common stock that is subject to vesting acceleration in the event of a change in control, assuming a share value of $33.17, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class A common stock most immediately preceding the payment event. For more information, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Employment Agreement with Michael S. Dell.”

(4)
Represents the in-the-money value of unvested stock options or the value of restricted shares of Class C common stock held by the named executive officer that are subject to vesting acceleration in the event of a qualifying termination during a change-in-control period, assuming a share value of $33.17, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event. For more information, see “Compensation Discussion and Analysis – Other Compensation Matters – Employment Agreements; Severance and Change-in-Control Arrangements – Severance and Change-in-Control Arrangements with Other Named Executive Officers.”

(5)
Represents the in-the-money value of unvested stock options that are subject to vesting acceleration in the event of a qualifying termination outside of a change-in-control period, assuming a share value of $33.17, based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event. In the event of a qualifying termination outside of a change-in-control period, a portion of the named executive officer’s unvested MEP performance-based awards would remain outstanding and eligible to vest in accordance with their terms.

Mr. Goulden terminated employment with Dell Technologies effective February 2, 2018. As a result of his termination of employment, Mr. Goulden received a lump sum severance payment of $1,700,000, acceleration of vesting of $2,666,667 of the sign-on cash award he received in connection with the commencement of his employment with Dell Technologies, acceleration of vesting of 72,728 restricted stock units for Class C common stock equal to $2,412,388 (assuming a share value of $33.17 based upon the good faith determination by the Board of Directors of the fair market value of a share of Class C common stock most immediately preceding the payment event), and $20,054 of continued benefit coverage. Mr. Goulden will receive an additional severance payment of $850,000 on the one-year anniversary of his separation date. Outstanding awards for 327,273 restricted stock units for Class C common stock remain subject to vesting under Mr. Goulden’s MEP performance-based award.

Pay Ratio Disclosure

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee, excluding our CEO. For Fiscal 2018, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO was $2,755,901, the annual total compensation for our median employee was $83,139, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for fiscal year 2018 was 33 to 1.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In identifying our median employee, we calculated annual total target cash compensation of each employee as of November 14, 2017 for the 12-month period that ended on February 2, 2018. Total target cash compensation for this purpose consisted of base salary and target annual bonus and commission incentive and was calculated using internal human resources records.

Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2018.

Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column) (3)
Equity compensation plans approved by security holders	Class A: Class C: Class V:	— 36,833,063 134,695	$— 15.16 50.51	— 29,875,492 362,688

Equity compensation plans not approved by security holders	Class A: Class C:	10,909,091 184,661	$13.75 15.75	—(4) —(5)

Total:	Class A: Class C: Class V:	10,909,091 37,017,724 134,695	$13.75 15.16 50.51	— 29,875,492 362,688
__________

(1)
The number of securities to be issued upon exercise of outstanding options, warrants and rights set forth in this column represents, as of the end of Fiscal 2018, (a) with respect to equity compensation plans approved by security holders, the aggregate number of shares of Class C common stock and Class V common stock, as applicable, that were issuable upon the exercise or settlement of outstanding time-based and performance-based options and time-based and performance-based restricted stock units, or RSUs, granted under the 2013 Plan and (b) with respect to equity compensation plans not approved by security holders, the number of shares of Class A common stock and Class C common stock that were issuable upon the exercise of outstanding time-based options granted under the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company, and the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan, respectively. The number of securities to be issued under equity compensation plans approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 12,504,641 time-based options to purchase Class C common stock, 18,659,848 performance-based options to purchase Class C common stock, 129,114 time-based options to purchase Class V common stock, 1,888,031 time-based RSUs that may be settled in Class C common stock, 3,780,543 performance-based RSUs that may be settled in Class C common stock and 5,581 time-based RSUs that may be settled in Class V common stock. The number of securities to be issued under equity compensation plans not approved by security holders reported in this column consists of the aggregate number of securities that may be issued in connection with 10,909,091 time-based options to purchase Class A common stock and 184,661 time-based options to purchase Class C common stock.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs, as RSUs have no exercise price.

(3)
The number of securities remaining available for future issuance reported in this column with respect to equity compensation plans approved by security holders represents the aggregate number of shares of Class C common stock and Class V common stock that were available for issuance in connection with grants of options, time-based and performance-based restricted stock, service-based and performance-based RSUs and deferred stock units under the 2013 Plan. The maximum number of shares of Class C common stock and Class V common stock issuable under the 2013 Plan (subject to adjustment for stock dividends and splits and other specified events) is 75,000,000 and 500,000, respectively, which may be issued in the form of any such award.

(4)	As of the end of Fiscal 2018, no shares remained available for future awards under the Stock Option Agreement, dated as of November 25, 2013, between Michael S. Dell and the Company.

(5)	As of the end of Fiscal 2018, no shares remained available for future awards under the Dell Inc. Amended and Restated 2002 Long-Term Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents as of April 26, 2018, except as otherwise indicated below, certain information based on our records and filings with the SEC regarding the beneficial ownership of our common stock by:

•	each director and director nominee;

•	each executive officer named in the Fiscal 2018 Summary Compensation Table under “Compensation of Executive Officers”;

•	all of our directors and executive officers as a group; and

•	each person known by us to own beneficially more than 5% of the outstanding shares of any class of our common stock.

The Dell Technologies certificate currently authorizes us to issue shares of the following classes of common stock:

•	600,000,000 shares of Class A common stock, of which 409,538,423 shares were issued and outstanding as of April 26, 2018;

•	200,000,000 shares of Class B common stock, of which 136,986,858 shares were issued and outstanding as of April 26, 2018;

•	7,900,000,000 shares of Class C common stock, of which 22,103,215 shares were issued and outstanding as of April 26, 2018;

•	100,000,000 shares of Class D common stock, of which no shares were issued and outstanding as of April 26, 2018; and

•	343,025,308 shares of Class V common stock, of which 199,354,950 shares were issued and outstanding as of April 26, 2018.

The Class V common stock is registered under the Exchange Act and listed on the NYSE. No other class of our common stock is registered under the Exchange Act or listed on any securities exchange.

The calculation of beneficial ownership is made in accordance with SEC rules. According to such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Under these rules, beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of such date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under the Dell Technologies certificate, at any time and from time to time, any holder of Class A common stock or Class B common stock has the right to convert all or any of the shares of Class A common stock or Class B common stock, as applicable, held by such holder into shares of Class C common stock on a one-to-one basis. The numbers of shares beneficially owned and applicable percentage ownership amounts set forth in the following table under the heading “Class C Common Stock” do not reflect conversion of any shares of Class A common stock or Class B common stock into shares of Class C common stock. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be beneficial owners of such securities.

The percentage of beneficial ownership as to any person as of April 26, 2018 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2018, by the sum of the number of shares outstanding as of April 26, 2018 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2018. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Dell Technologies believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners in SEC filings or otherwise, have sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner									Percentage Ownership of All Outstanding Dell Technologies Common Stock
	Class A Common Stock		Class B Common Stock		Class C Common Stock		Class V Common Stock
	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)	Number	Percent (1)
Executive Officers and Directors:
Michael S. Dell (2)	348,677,582	83%	—	—	526,921	2%	—	—	45%
Thomas W. Sweet (3)	14,653	*	—	—	872,724	4%	—	—	*
Jeffrey W. Clarke (4)	—	—	—	—	1,371,108	6%	—	—	*
David W. Dorman (5)	—	—	—	—	18,018	*	15,116	*	*
Egon Durban	—	—	—	—	—	—	—	—	—
David I. Goulden (6)	—	—	—	—	690,365	3%	16,055	*	*
William D. Green (7)	—	—	—	—	16,655	*	17,354	*	*
Ellen J. Kullman (8)	—	—	—	—	18,018	*	15,116	*	*
Simon Patterson	—	—	—	—	—	—	—	—	—
Rory P. Read (9)	—	—	—	—	139,560	1%	—	—	*
All directors and executive officers as a group (17 persons) (10)	348,712,583	83%	—	—	8,046,469	29%	89,894	*	46%
Other Stockholders:
SLD Trust (11)	32,890,896	8%	—	—	—	—	—	—	4%
MSD Partners Stockholders (12)	33,449,504	8%	—	—	—	—	—	—	4%
SLP Stockholders (13)	—	—	136,986,858	100%	—	—	—	—	18%
Temasek Entity (14)	—	—	—	—	18,181,818	82%	—	—	2%
Dodge & Cox (15)	—	—	—	—	—	—	14,279,005	7%	2%
The Vanguard Group (16)	—	—	—	—	—	—	17,612,001	9%	2%
BlackRock, Inc. (17)	—	—	—	—	—	—	13,276,332	7%	2%
_________

*	Less than 1%.

(1)
Represents the percentage of Class A common stock, Class B common stock, Class C common stock or Class V common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 26, 2018, as described in the introduction to this table.

(2)
The shares of Class A common stock shown as beneficially owned by Mr. Dell include 8,727,272 shares of Class A common stock that Mr. Dell either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018. Such shares do not include 32,890,896 shares of Class A common stock owned by the Susan Lieberman Dell Separate Property Trust, or SLD Trust. Mr. Dell may be deemed to beneficially own the shares held by the SLD Trust.

(3)
The shares of Class C common stock shown as beneficially owned by Mr. Sweet include 772,724 shares of Class C common stock that Mr. Sweet either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(4)
The shares of Class C common stock shown as beneficially owned by Mr. Clarke include 1,371,108 shares of Class C common stock that Mr. Clarke either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(5)
The shares of Class C common stock shown as beneficially owned by Mr. Dorman include 14,610 shares of Class C common stock that Mr. Dorman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 1,363 shares of Class C common stock issuable pursuant to deferred stock units. The shares of Class V common stock shown as beneficially owned by Mr. Dorman include 13,178 shares of Class V common stock that Mr. Dorman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 775 shares of Class V common stock issuable pursuant to deferred stock units.

(6)
The shares of Class C common stock shown as beneficially owned by Mr. Goulden include 245,674 shares of Class C common stock that Mr. Goulden either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(7)
The shares of Class C common stock shown as beneficially owned by Mr. Green include 14,610 shares of Class C common stock that Mr. Green either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018. The shares of Class V common stock shown as beneficially owned by Mr. Green include 13,178 shares of Class V common stock that Mr. Green either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(8)
The shares of Class C common stock shown as beneficially owned by Mrs. Kullman include 14,610 shares of Class C common stock that Mrs. Kullman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 2,897 shares of Class C common stock issuable pursuant to deferred stock units. The shares of Class V common stock shown as beneficially owned by Mrs. Kullman include 13,178 shares of Class V common stock that Mrs. Kullman either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018 and 1,647 shares of Class V common stock issuable pursuant to deferred stock units.

(9)
The shares of Class C common stock shown as beneficially owned by Mr. Read include 139,560 shares of Class C common stock that Mr. Read either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days after April 26, 2018.

(10)
The shares shown as beneficially owned by all directors and executive officers as a group include 8,727,272 shares of Class A common stock, 5,429,544 shares of Class C common stock and 41,956 shares of Class V common stock that members of the group either may acquire upon the exercise of vested stock options or will be able to acquire upon the exercise of stock options vesting as of or within 60 days of April 26, 2018, and 4,260 shares of Class C common stock and 2,422 shares of Class V common stock issuable to members of the group pursuant to deferred stock units.

(11)	The address of the SLD Trust is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(12)
The MSD Partners Stockholders consist of certain investment funds affiliated with MSD Partners, L.P., an investment firm formed by principals of MSD Capital, L.P., the investment firm that manages the capital of Mr. Dell and his family. The shares of Class A common stock shown as beneficially owned by the MSD Partners Stockholders consist of 31,856,436 shares of Class A common stock owned of record by MSDC Denali Investors, L.P. and 1,593,068 shares of Class A common stock owned of record by MSDC Denali EIV, LLC. The address of each of the MSD Partners Stockholders is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(13)
The shares of Class B common stock shown as beneficially owned by the SLP Stockholders consist of 59,317,156 shares of Class B common stock owned of record by Silver Lake Partners III, L.P., 1,693,974 shares of Class B common stock owned of record by Silver Lake Technology Investors III, L.P., 40,084,313 shares of Class B common stock owned of record by Silver Lake Partners IV, L.P., 589,774 shares of Class B common stock owned of record by Silver Lake Technology Investors IV, L.P. and 35,301,641 shares of Class B common stock owned of record by SLP Denali Co-Invest, L.P. The general partner of each of Silver Lake Partners III, L.P. and Silver Lake Technology Investors III, L.P. is Silver Lake Technology Associates III, L.P., and the general partner of Silver Lake Technology Associates III, L.P. is SLTA III (GP), L.L.C., referred to as SLTA III. The general partner of SLP Denali Co-Invest, L.P. is SLP Denali Co-Invest GP, L.L.C., and the managing member of SLP Denali Co-Invest GP, L.L.C. is Silver Lake Technology Associates III, L.P. The general partner of each of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV, L.P. is Silver Lake Technology Associates IV, L.P., and the general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C., referred to as SLTA IV. The managing member of SLTA III and SLTA IV is Silver Lake Group, L.L.C. As such, Silver Lake Group, L.L.C. may be deemed to have beneficial ownership of the securities held by the SLP Stockholders. The managing members of Silver Lake Group, L.L.C. are Michael Bingle, Egon Durban, Kenneth Hao and Gregory Mondre. The address for each of the SLP Stockholders and entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(14)
All 18,181,818 shares of Class C common stock are owned of record by Venezio Investments Pte. Ltd., an affiliate of Temasek Holdings (Private) Limited. The address of Venezio Investments Pte. Ltd. is 60B Orchard Road, #06-18 Tower 2, Singapore.

(15)
The information concerning Dodge & Cox is based on a Schedule 13G/A filed with the SEC on February 13, 2018. Dodge & Cox reports that, as of December 31, 2017, it had sole voting power over 13,545,920 shares of Class V common stock and sole dispositive power over 14,279,005 shares of Class V common stock. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(16)
The information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 9, 2018. The Vanguard Group reports that, as of December 31, 2017, it had sole voting power over 160,536 shares of Class V common stock, shared voting power over 54,644 shares of Class V common stock, sole dispositive power over 17,402,568 shares of Class V common stock and shared dispositive power over 209,433 shares of Class V common stock. The Vanguard Group reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 98,496 shares of Class V common stock as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 171,370 shares of Class V common stock as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(17)
The information concerning BlackRock, Inc. is based on a Schedule 13G filed with the SEC on February 8, 2018. BlackRock reports that, as of December 31, 2017, it had sole voting power over 11,668,967 shares of Class V common stock, shared voting power over 3,743 shares of Class V common stock, sole dispositive power over 13,264,814 shares of Class V common stock and shared dispositive power over 11,518 shares of Class V common stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of Dell Technologies Inc. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.

The Audit Committee reports that it has:

•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended February 2, 2018;

•	discussed with PwC the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

•
based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2018, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ellen J. Kullman, Chair David W. Dorman William D. Green

ADDITIONAL INFORMATION

Director Nomination Process

Director Qualifications - The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Dell Technologies over time.

Selection and Nomination Process - Whenever a vacancy occurs on the Board of Directors with respect to a Group I director, either because of a newly created director position or a serving director’s death, resignation, removal or retirement, the Board will select a person to fill the vacancy. The new director will serve as a Group I director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal. Vacancies in the Board of Directors with respect to Group II directors or Group III directors under the Dell Technologies certificate of incorporation will be filled by vote of the applicable class of stockholders, as described under “Proposal 1 – Election of Directors – Director Groups.”

The Board of Directors may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The Board also may engage outside search firms to identify suitable candidates.

The Board of Directors may engage in any investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.

Stockholder Recommendations to the Board of Directors - Dell Technologies stockholders may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Board of Directors, c/o Board Liaison, Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682. If the appropriate information is provided in a timely manner, the Board generally will consider these candidates in substantially the same manner as it considers other Board candidates. Dell Technologies stockholders also may nominate director candidates by following the advance notice provisions of the Dell Technologies bylaws, as described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposal for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”

Stockholder Nominations - Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures described in the Dell Technologies bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposal for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”

Re-Election of Existing Directors - In considering whether to recommend directors who are eligible to stand for re-election, the Board of Directors may consider a variety of factors, including a director’s past contributions to the Board and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with Dell Technologies’ Corporate Governance Principles (including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s activities on behalf of companies other than Dell Technologies. No candidate will be nominated for election to the Board if the candidate’s service for the new term would begin after his or her 72nd birthday.

Stockholder Proposals for Next Year’s Annual Meeting

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2019 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8.

Further, in accordance with the Dell Technologies bylaws, nominations of persons for election to the Board or other stockholder proposals will be eligible for consideration at the 2019 annual meeting without inclusion in the proxy materials.

Inclusion in Next Year’s Proxy Statement - A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board) for inclusion in next year’s proxy statement in accordance with Rule 14a-8 must deliver the proposal to Dell Technologies’ principal executive offices no later than the close of business on January 15, 2019. Submissions must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

Proposal for Consideration at Next Year’s Annual Meeting

•
Bylaw Provisions - In accordance with the Dell Technologies bylaws, a stockholder who desires to present a nomination of persons for election to the Board or other proposal for consideration at next year’s annual meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal no earlier than February 25, 2019 and no later than the close of business on March 27, 2019 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in the our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Dell Technologies’ stock transfer records), the number of Dell Technologies shares beneficially owned by the stockholder, and a description of any material direct or indirect financial or other interest that the stockholder (or any affiliate or associate) may have in the proposal. For information about these requirements, see the Dell Technologies bylaws, which we have filed with the SEC. Proposals must be addressed to Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682, Attn: Corporate Secretary.

The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

•
Voting by Company’s Proxy Holders on Proposals Presented at Meeting - For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, specified officers and persons who beneficially own more than 10% of a registered class of Dell Technologies common stock, which currently is the Class V common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of such class of common stock and other equity securities of Dell Technologies. The reporting persons are required by SEC rules to furnish Dell Technologies with copies of all Section 16(a) reports they file. Based solely on a review of Section 16(a) reports furnished to Dell Technologies for Fiscal 2018, or written representations that no other reports were required, we believe that our Section 16(a) reporting persons complied with all applicable filing requirements for Fiscal 2018.

Certain Relationships and Related Transactions

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee, in accordance with its charter and with a written policy adopted by the Board of Directors as of September 7, 2016, is charged with the responsibility to review and approve or ratify any transactions with related persons. Under our policy, a related person transaction is any transaction in an amount exceeding $120,000 in which Dell Technologies or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and that would be required to be disclosed by Dell Technologies in its SEC filings under Item 404. For purposes of the policy, a related person is a director (including a director nominee) or executive officer of Dell Technologies, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.

In determining whether to approve a related person transaction, the Audit Committee is required to consider, among other factors, the following factors to the extent relevant to the transaction:

•	whether the terms are fair to Dell Technologies or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;

•	whether there are business reasons for Dell Technologies or its subsidiary to enter into the transaction;

•
whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director under NYSE and SEC standards, the director’s status as an “outside director” under Section 162(m) of the Internal Revenue Code or the director’s status as a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.

Related persons referred to in the following description of certain transactions include Michael S. Dell, the MD stockholders (as defined in Annex A), the MSD Partners stockholders (as defined in Annex A), the SLP stockholders (as defined in Annex A), BlackRock, Inc. and Dodge & Cox on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 26, 2018 by each of these persons. Mr. Dell also serves as the Chairman and Chief Executive Officer of Dell Technologies.

The agreements and arrangements described below under “– Certain Stockholder Agreements and Arrangements” were entered into before or as of September 7, 2016, which was the date on which our Class V common stock was listed on the NYSE, the Audit Committee composed solely of independent directors was constituted, and the written policy summarized above became effective.

Transactions with Michael S. Dell and Other Related Persons

Under a long-standing Dell Technologies policy, Mr. Dell is required to fly privately when traveling. Mr. Dell owns a private aircraft through a wholly-owned limited liability company. For Mr. Dell’s business flights, Dell Technologies leases the plane from the limited liability company and engages a third-party flight services company to act as its agent in operating the aircraft, providing flight personnel and performing other services. Dell Technologies pays the flight services company a fee attributable to Mr. Dell’s business travel on the aircraft and also pays monthly rent to the limited liability company that owns the aircraft. During Fiscal 2018, Dell Technologies paid approximately $2.7 million for Mr. Dell’s business travel through these arrangements. Mr. Dell directly pays all of the costs of operating the aircraft for all personal flights.

Mr. Dell reimburses Dell Technologies for costs related to his or his family’s personal security protection. Reimbursements for this purpose in Fiscal 2018 totaled approximately $1.4 million.

Mr. Dell also holds a non-controlling equity interest in, and appoints a representative to serve on the board of directors of, a landscaping services company. During Fiscal 2018, Dell Technologies’ third-party facilities maintenance vendor subcontracted its landscaping obligations to the landscaping services company. The landscaping services company was paid approximately $662,052 in Fiscal 2018 for landscaping services to Dell Technologies. Future annual payments under this arrangement are expected to be a minimum of $575,000.

Entities affiliated with MSD Capital, L.P., the investment firm that exclusively manages the capital of Mr. Dell and his family, including portfolio companies of the MSD Partners stockholders, as well as the Michael & Susan Dell Foundation, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $2.1 million for services and products in Fiscal 2018.

Entities affiliated with Silver Lake Partners, including portfolio companies of the SLP stockholders or their affiliates, purchase services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. These entities paid Dell Technologies approximately $54.8 million for services and products in Fiscal 2018. In addition, Dell Technologies paid these entities approximately $4.3 million for the purchase of products and services in the ordinary course of business in Fiscal 2018.

BlackRock, Inc. purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. BlackRock, Inc. paid Dell Technologies approximately $2.3 million for services and products in Fiscal 2018.

Dodge & Cox purchases services or products from Dell Technologies on standard commercial terms available to comparable unrelated customers. Dodge & Cox paid Dell Technologies approximately $2.0 million for services and products in Fiscal 2018.

Certain Stockholder Agreements and Arrangements

As previously reported, Dell Technologies is a party to various agreements and arrangements with Mr. Dell, the MD stockholders, the MSD Partners stockholders, the SLP stockholders and our executive officers entered into before or as of September 7, 2016 that, among other matters:

•	require Dell Technologies to obtain the approval of the MD stockholders and the SLP stockholders before Dell Technologies or certain of Dell Technologies’ subsidiaries may take specified actions;

•
restrict the transfer of shares of the Class A common stock, the Class B common stock and the Class C common stock held by the MD stockholders, the SLP stockholders and certain other stockholders of Dell Technologies;

•	obligate Dell Technologies to purchase or offer to purchase shares of the Class C common stock owned by its employees, including its executive officers, in specified circumstances; and

•	require Dell Technologies in specified circumstances to register with the SEC for public resale shares of the Class C common stock held by certain Dell Technologies stockholders.

In Fiscal 2018, Dell Technologies purchased $2.7 million of Class C common stock from its executive officers, and additional amounts from other employees, pursuant to the contractual obligations set forth above. Except for the foregoing purchases, in Fiscal 2018, Dell Technologies did not engage in any transaction under any of the agreements or arrangements in an amount exceeding $120,000.

Code of Ethics for Senior Financial Officers

Dell Technologies maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer and is available on our website at http://investors.delltechnologies.com under the Corporate Governance section. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a “code of ethics” under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer are also required to comply with our Code of Conduct. We will post any waivers of, or amendments to, the Code of Ethics for Senior Financial Officers on our website at http://investors.delltechnologies.com under the Corporate Governance section in the circumstances and within the time period required under SEC rules.

In addition, Dell Technologies maintains a Code of Conduct that is applicable to all of our employees and officers worldwide and to our Board of Directors. A copy of the Code of Conduct is available on our website at http://investors.delltechnologies.com under the Corporate Governance section.

Stockholders Sharing the Same Last Name and Address

Only one copy of the proxy statement and Annual Report on Form 10-K for Fiscal 2018 or Notice of Internet Availability of Proxy for this annual meeting is being sent to stockholders who share the same last name and address, unless they have notified Dell Technologies that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Dell Technologies will deliver a copy promptly upon your request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

You also may download a copy of any of these materials at http://investors.delltechnologies.com under the News & Events – Events & Presentations section.

To opt out of householding for future distributions of proxy materials, you may notify Dell Technologies using the contacts for the Investor Relations department described above.

If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Dell Technologies of your preference using the contacts for the Investor Relations department provided above.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Dell Technologies stock at two different brokerage firms, your household will receive two copies of the annual meeting materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

This proxy statement is accompanied by our Annual Report on Form 10-K for Fiscal 2018, which is our annual report to stockholders for the fiscal year. The Form 10-K is available without exhibits at http://investors.delltechnologies.com under the News & Events – Events & Presentations section and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain free of charge a printed version of the report, without exhibits, upon request submitted to Dell Technologies in one of the following ways:

•	E-mail Dell Technologies’ Investor Relations department at investor_relations@dell.com

•	Send your request by mail to Dell Technologies Inc., Investor Relations, One Dell Way, Round Rock, Texas 78682

•	Call Dell Technologies’ Investor Relations department at (512) 728-7800

Other Matters

To the extent that this proxy statement is incorporated by reference into any other filing by Dell Technologies under the Securities Act of 1933 or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material.

Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Dell Technologies website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

Annex A
SELECTED DEFINITIONS

A reference in this proxy statement to:

•
“Class V Group” or “DHI Group” means (1) the assets and liabilities of Dell Technologies that are intended to be tracked by the authorized Class V common stock, which initially consists solely of Dell Technologies’ economic interest in the VMware business as of the completion of the acquisition by merger of EMC Corporation by Dell Technologies, which are referred to as the “Class V Group,” and (2) the remaining assets and liabilities of Dell Technologies that are intended to be tracked by the DHI Group common stock (including a retained interest in the Class V Group, or “inter-group interest”), which are referred to as the “DHI Group.”

•	“Dell Technologies Bylaws” means the Amended and Restated Bylaws of Dell Technologies.

•	“Dell Technologies Certificate” means the Fourth Amended and Restated Certificate of Incorporation of Dell Technologies.

•
“DHI Group common stock” means collectively the classes of Dell Technologies common stock, each with a par value $0.01 per share, designated as Class A common stock, Class B common stock, Class C common stock and Class D common stock.

•
“MD stockholders” means Michael S. Dell and the Susan Lieberman Dell Separate Property Trust and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•
“MSD Partners stockholders” means MSDC Denali Investors, L.P., a Delaware limited partnership, and MSDC Denali EIV, LLC, a Delaware limited liability company, and any person to whom either of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•
“Number of Retained Interest Shares” means the proportionate undivided interest, if any, that the DHI Group may be deemed to hold in the assets, liabilities and businesses of the Class V Group in accordance with the Dell Technologies Certificate.

•	“Publicly Traded” means with respect to shares of capital stock or other securities, such shares or other securities traded on a U.S. securities exchange.

•
“Retained Interest Dividend Amount” means, if the DHI Group has an inter-group interest in the Class V Group on the record date for any dividend on the Class V common stock, then concurrently with the payment of any dividend on the outstanding shares of Class V common stock:

•
if such dividend consists of cash, U.S. Publicly Traded securities (other than shares of Class V common stock) or other assets, Dell Technologies will attribute to the DHI Group, referred to as a Retained Interest Dividend, an aggregate amount of cash, securities or other assets, or a combination thereof, at the election of the Dell Technologies Board of Directors (the “Retained Interest Dividend Amount”), with a fair value equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Number of Retained Interest Shares as of the record date for such dividend by the fair value of such dividend payable with respect to each outstanding share of Class V common stock, as determined in good faith by the Dell Technologies Board of Directors; or

•
if such dividend consists of shares of Class V common stock (including dividends of securities convertible or exchangeable or exercisable for shares of Class V common stock), the Number of Retained Interest Shares will be increased by a number equal to the amount (rounded, if necessary, to the nearest whole number) obtained by multiplying the Number of Retained Interest Shares as of the record date for such dividend by the number of shares (including any fraction of a share) of Class V common stock issuable for each outstanding share of Class V common stock in such dividend.

•
“Retained Interest Redemption Amount” means an aggregate amount to be attributed to the DHI Group in the event of certain redemptions of a portion of the outstanding shares of Class V common stock in connection with a Class V Group Disposition (as defined in the Dell Technologies Certificate), consisting of cash, securities (other than securities of Dell Technologies) or other assets, or any combination thereof, subject to adjustment as described in the Dell Technologies Certificate, with an aggregate fair value equal to the difference between (x) the Class V Group Net Proceeds and (y) the portion of the Class V Group Allocable Net Proceeds (each as defined in the Dell Technologies Certificate) applied to such redemption as determined in accordance with the Dell Technologies Certificate.

•
“SLP stockholders” means Silver Lake Partners III, L.P., a Delaware limited partnership, Silver Lake Technology Investors III, L.P., a Delaware limited partnership, Silver Lake Partners IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV, L.P., a Delaware limited partnership, and SLP Denali Co-Invest, L.P., a Delaware limited partnership, and any person to whom any of them would be permitted to transfer any equity securities of Dell Technologies under the Dell Technologies Certificate.

•
“Sponsor Stockholders Agreement” means Dell Technologies’ amended and restated stockholders agreement, dated as of September 7, 2016, with the MD stockholders, the MSD Partners stockholders and the SLP stockholders.

For purposes of the Dell Technologies Certificate and the Dell Technologies Bylaws, the following terms have the meanings set forth below:

•	“Aggregate Group II Director Votes” means, as of the date of measurement:

•
seven votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate of more than 35% of the issued and outstanding DHI Group common stock, or, so long as the foregoing is not applicable:

•
three votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to more than 66 2/3% of the Reference Number;

•
two votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;

•
one vote for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to 10% or more but less than or equal to 33 1/3% of the Reference Number; and

•
zero votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the MD stockholders beneficially own an aggregate number of shares of DHI Group common stock less than 10% of the Reference Number;

except that subject to the immediately succeeding sentence, at any time that the MD stockholders beneficially own a number of shares of DHI Group common stock equal to or greater than 1.5 times the number of shares of DHI Group common stock beneficially owned by the SLP stockholders, the Aggregate Group II Director Votes will equal seven votes. Notwithstanding anything in this definition of “Aggregate

Group II Director Votes” to the contrary, on and after a Disabling Event and if at the commencement of such Disabling Event the SLP stockholders beneficially own an aggregate number of shares of DHI Group common stock equal to at least 50% of the Reference Number, then the aggregate number of votes that the Group II directors will be entitled to will be the lesser of (A) the number of votes that the Group II directors would be entitled to without regard to this sentence and (B) that number of votes that then constitutes the Aggregate Group III Director Votes, except that if the Disabling Event is a Disability of Michael S. Dell, then this sentence will cease to apply, and the number of votes of the Group II directors and the Group III directors will be calculated without regard to this sentence, upon the cessation of such Disabling Event, and except that following and during the continuance of a Disabling Event, if the MD stockholders beneficially own at least a majority of the outstanding DHI Group common stock and an MD stockholder enters into certain qualified sale transactions described in the Dell Technologies Certificate which require approval of the Dell Technologies Board of Directors, the number of votes of the Group II directors and the Group III directors with respect to the vote by the Dell Technologies Board of Directors on any such qualified sale transaction, definitive agreements and filings related thereto or the consummation thereof will be determined without giving effect to such Disabling Event.

•	“Aggregate Group III Director Votes” means, as of the date of measurement:

•
three votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) equal to more than 66 2/3% of the Reference Number;

•
two votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing more than 33 1/3% but less than or equal to 66 2/3% of the Reference Number;

•
one vote for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing 10% or more but less than or equal to 33 1/3% of the Reference Number; and

•
zero votes for all matters subject to the vote of the Dell Technologies Board of Directors (whether by a meeting or by written consent) for so long as the SLP stockholders beneficially own a number of shares of DHI Group common stock (other than Class D common stock) representing less than 10% of the Reference Number.

•
“Designation Rights Trigger Event” means the earliest to occur of the following: (1) the consummation of an initial underwritten public offering of DHI Group common stock that is registered under the Securities Act of 1933; (2) with respect to the Class A common stock, the Aggregate Group II Director Votes equaling zero; and (3) with respect to the Class B common stock, the Aggregate Group III Director Votes equaling zero.

•
“Disability” means any physical or mental disability or infirmity that prevents the performance of Michael S. Dell’s duties as a director or Chief Executive Officer of Dell Technologies or any Domestic Specified Subsidiary (as defined in the Dell Technologies Certificate) (if, in the case of a Domestic Specified Subsidiary, Michael S. Dell is at the time of such disability or infirmity serving as a director or the Chief Executive Officer of such Domestic Specified Subsidiary) for a period of 180 consecutive days.

•	“Disabling Event” means either the death, or the continuation of any Disability, of Michael S. Dell.

•	“Reference Number” means 98,181,818 shares of DHI Group common stock (as adjusted for any stock split, stock dividend, reverse stock split or similar event occurring after the EMC merger).

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DVMT2018

You may attend the Meeting on Monday, June 25, 2018, at 1:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2018 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E46301-P09152	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I and Group II nominees listed under Proposal 1:	☐	☐	☐
1. Election of Group I Directors
Nominees:
01) David W. Dorman 02) William D. Green 03) Ellen J. Kullman
Election of Group II Director
Nominee:
04) Michael S. Dell
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E46302-P09152

CLASS A COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2018, 1:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DVMT2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet M. Bawcom, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I AND GROUP II NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DVMT2018

You may attend the Meeting on Monday, June 25, 2018, at 1:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2018 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E46303-P09152	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I and Group III nominees listed under Proposal 1:	☐	☐	☐
1. Election of Group I Directors
Nominees:
01) David W. Dorman 02) William D. Green 03) Ellen J. Kullman
Election of Group III Directors
Nominees:
04) Egon Durban 05) Simon Patterson
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E46304-P09152

CLASS B COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2018, 1:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DVMT2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet M. Bawcom, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I AND GROUP III NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DVMT2018

You may attend the Meeting on Monday, June 25, 2018, at 1:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2018 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E46305-P09152	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:	☐	☐	☐
1. Election of Group I Directors
Nominees:
01) David W. Dorman 02) William D. Green 03) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E46306-P09152

CLASS C COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2018, 1:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DVMT2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet M. Bawcom, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class C Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)

SUBMIT YOUR PROXY BY INTERNET
Go to www.proxyvote.com

Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on Sunday, June 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to www.virtualshareholdermeeting.com/DVMT2018

You may attend the Meeting on Monday, June 25, 2018, at 1:00 p.m. Central Time via the Internet at www.virtualshareholdermeeting.com/DVMT2018 and vote at the Meeting using the 16-digit control number provided.

DELL TECHNOLOGIES INC. ONE DELL WAY ROUND ROCK, TX 78682

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
E46307-P09152	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELL TECHNOLOGIES INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR each of the Group I nominees listed under Proposal 1:	☐	☐	☐
1. Election of Group I Directors
Nominees:
01) David W. Dorman 02) William D. Green 03) Ellen J. Kullman
The Board of Directors recommends that you vote FOR Proposals 2 and 3:					For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Dell Technologies Inc.'s independent registered public accounting firm for fiscal year ending February 1, 2019					☐	☐	☐

3. Approval, on an advisory basis, of the compensation of Dell Technologies Inc.'s named executive officers as disclosed in the proxy statement					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.proxyvote.com.

E46308-P09152

CLASS V COMMON STOCK PROXY Dell Technologies Inc. Annual Meeting of Stockholders June 25, 2018, 1:00 p.m. Central Time To be held at www.virtualshareholdermeeting.com/DVMT2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELL TECHNOLOGIES INC.

The undersigned hereby appoints Richard J. Rothberg and Janet M. Bawcom, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Dell Technologies Inc. Class V Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 25, 2018 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL GROUP I NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued and to be marked, dated and signed, on the reverse side)